Assured Guaranty Ltd.
September 30, 2023
Financial Supplement

This financial supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (AGL and, together with its subsidiaries, Assured Guaranty or the Company) with the United States (U.S.) Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2022 and its Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2023, June 30, 2023 and September 30, 2023.

Cautionary Statement Regarding Forward Looking Statements

Any forward looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Assured Guaranty's forward looking statements could be affected by many events. These events include (1) significant changes in inflation, interest rates, the world’s credit markets or segments thereof, credit spreads, foreign exchange rates or general economic conditions, including the possibility of a recession or stagflation; (2) geopolitical risk, including Russia’s invasion of Ukraine and the resulting economic sanctions, volatility in energy prices, potential for increased cyberattacks, and risk of intentional or accidental escalation between The North Atlantic Treaty Organization (NATO) and Russia, conflict in the Middle East, confrontation over Iran’s nuclear program, and United States (U.S.) – China strategic competition and the pursuit of technological independence; (3) the possibility of a U.S. government shutdown, payment defaults on the debt of the U.S. government or instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, and downgrades to their credit ratings; (4) public health crises, including pandemics and endemics, and the governmental and private actions taken in response to such events; (5) developments in the world’s financial and capital markets, including stresses in the financial condition of banking institutions in the U.S., that adversely affect repayment rates related to commercial real estate, municipalities and other insured obligors, Assured Guaranty’s insurance loss or recovery experience, or investments of Assured Guaranty; (6) reduction in the amount of available insurance opportunities and/or in the demand for Assured Guaranty’s insurance; (7) the possibility that budget or pension shortfalls or other factors will result in credit losses or impairments on obligations of state, territorial and local governments and their related authorities and public corporations that Assured Guaranty insures or reinsures; (8) insured losses, including losses with respect to related legal proceedings, in excess of those expected by Assured Guaranty or the failure of Assured Guaranty to realize loss recoveries that are assumed in its expected loss estimates for insurance exposures, including as a result of the final resolution of Assured Guaranty’s remaining Puerto Rico exposures or the amounts recovered on securities received in connection with the resolution of Puerto Rico exposures already resolved; (9) the impact of the Company satisfying its obligations under insurance policies with respect to legacy insured Puerto Rico bonds;(10) increased competition, including from new entrants into the financial guaranty industry, nonpayment insurance and other forms of capital saving or risk syndication available to banks and insurers; (11) the possibility that investments made by Assured Guaranty for its investment portfolio, including alternative investments and investments it manages, do not result in the benefits anticipated or subject Assured Guaranty to reduced liquidity at a time it requires liquidity, or to other negative or unanticipated consequences; (12) the impacts of the completion of Assured Guaranty’s transactions with Sound Point Capital Management, LP (Sound Point) and/or Assured Healthcare Partners LLC (AHP) on Assured Guaranty and its relationships with its shareholders, regulators, rating agencies, employees and the obligors it insures and on the asset management business contributed to Sound Point and on the business of AHP and their relationships with their respective clients and employees; (13) the possibility that strategic transactions made by Assured Guaranty, including the consummation of the transactions with Sound Point and/or AHP, do not result in the benefits anticipated or subject Assured Guaranty to negative consequences; (14) the inability to control the business, management or policies of entities in which the Company holds a minority interest; (15) the impact of market volatility on the mark-to-market of Assured Guaranty’s assets and liabilities subject to mark-to-market, including certain of its investments, contracts accounted for as derivatives, and certain consolidated variable interest entities (VIEs); (16) rating agency action, including a ratings downgrade, a change in outlook, the placement of ratings on watch for downgrade, or a change in rating criteria, at any time, of AGL or any of its insurance subsidiaries, and/or of any securities AGL or any of its subsidiaries have issued, and/or of transactions that AGL’s insurance subsidiaries have insured; (17) the inability of Assured Guaranty to access external sources of capital on acceptable terms; (18) changes in applicable accounting policies or practices; (19) changes in applicable laws or regulations, including insurance, bankruptcy and tax laws, or other governmental actions; (20) difficulties with the execution of Assured Guaranty’s business strategy; (21) loss of key personnel; (22) the effects of mergers, acquisitions and divestitures; (23) natural or man-made catastrophes or pandemics; (24) the impact of climate change on Assured Guaranty’s business and regulatory actions taken related to such risk; (25) other risk factors identified in AGL’s filings with the U.S. Securities and Exchange Commission (SEC); (26) other risks and uncertainties that have not been identified at this time; and (27) management’s response to these factors. Assured Guaranty undertakes no obligation to update publicly or review any forward looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Assured Guaranty Ltd.
Selected Financial Highlights (1 of 2)
(dollars in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
GAAP (1) Highlights
Net income (loss) attributable to AGL	$157	$11	$363	$30
Net income (loss) attributable to AGL per diluted share	$2.60	$0.18	$5.99	$0.46
Weighted average shares outstanding
Basic shares outstanding	58.5	61.7	58.9	63.9
Diluted shares outstanding	59.6	62.9	60.0	65.1
Effective tax rate on net income	21.4%	123.5%	18.1%	(12.1)%
GAAP return on equity (ROE) (4)	11.9%	0.9%	9.4%	0.7%

Non-GAAP Highlights (2)
Adjusted operating income (loss)	$206	$133	$310	$253
Adjusted operating income (loss) per diluted share (2)	$3.42	$2.11	$5.12	$3.88
Weighted average diluted shares outstanding	59.6	62.9	60.0	65.1
Effective tax rate on adjusted operating income (3)	20.4%	(7.3)%	18.4%	8.1%
Adjusted operating ROE (2)(4)	14.5%	9.5%	7.3%	5.8%

Components of adjusted operating income (loss) (2)
Insurance segment	$59	$159	$282	$347
Asset Management segment	—	(3)	(3)	(3)
Corporate division	155	(30)	61	(98)
Other (6)	(8)	7	(30)	7
Adjusted operating income (loss)	$206	$133	$310	$253

Insurance Segment
Gross written premiums (GWP)	$40	$94	$221	$229
Present value of new business production (PVP) (2)	46	95	249	240
Gross par written	5,948	3,846	20,285	15,012

Effect of refundings and terminations on GAAP measures:
Net earned premiums, pre-tax	$14	$12	$26	$145
Fair value gains (losses) of credit derivatives, pre-tax	1	—	1	2
Net income effect	11	9	21	115
Net income per diluted share	0.19	0.15	0.36	1.77

Effect of refundings and terminations on non-GAAP measures:
Operating net earned premiums and credit derivative revenues(5), pre-tax	$15	$12	$27	$147
Adjusted operating income(5) effect	11	9	21	115
Adjusted operating income per diluted share (5)	0.19	0.15	0.36	1.77

1)    Accounting principles generally accepted in the United States of America (GAAP).
2)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
3)    Represents the ratio of adjusted operating provision for income taxes to adjusted operating income before income taxes.
4)    Quarterly ROE calculations represent annualized returns. See page 6 for additional information on calculation.
5)    Condensed consolidated statement of operations items mentioned in this Financial Supplement that are described as operating (i.e. operating net earned premiums) are non-GAAP measures and represent components of adjusted operating income. Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
6)    Represents the effect of consolidating financial guaranty variable interest entities (FG VIEs) and consolidated investment vehicles (CIVs) (FG VIE and CIV consolidation).

Assured Guaranty Ltd.
Selected Financial Highlights (2 of 2)
(dollars in millions, except per share amounts)

	As of
	September 30, 2023		December 31, 2022
	Amount	Per Share	Amount	Per Share
Shareholders’ equity attributable to AGL	$5,252	$90.84	$5,064	$85.80
Adjusted operating shareholders’ equity (1)	5,735	99.18	5,543	93.92
Adjusted book value (1)	8,559	148.03	8,379	141.98
Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders’ equity	4	0.06	17	0.28
Adjusted book value	(2)	(0.03)	11	0.19

Shares outstanding at the end of period	57.8		59.0

Exposure
Financial guaranty net debt service outstanding	$383,976		$369,951
Financial guaranty net par outstanding:
Investment grade	$236,659		$227,366
Below-investment-grade (BIG)	5,174		5,892
Total	$241,833		$233,258

Claims-paying resources (2)	$10,674		$10,818

AUM	$—		$17,464

1)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
2)    See page 19 for additional detail on claims-paying resources.

Assured Guaranty Ltd.
Condensed Consolidated Statements of Operations (unaudited)
(dollars in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Revenues
Net earned premiums	$95	$89	$261	$385
Net investment income	100	67	270	191
Asset management fees	—	16	53	71
Net realized investment gains (losses)	(9)	(14)	(20)	(39)
Fair value gains (losses) on credit derivatives	9	(48)	115	(42)
Fair value gains (losses) on committed capital securities (CCS)	(20)	1	(35)	12
Fair value gains (losses) on FG VIEs	6	11	(2)	27
Fair value gains (losses) on CIVs	(4)	8	60	25
Foreign exchange gains (losses) on remeasurement	(39)	(80)	9	(181)
Fair value gains (losses) on trading securities	4	(8)	42	(30)
Gain on sale of asset management subsidiaries	255	—	255	—
Other income (loss)	6	(1)	38	12
Total revenues	403	41	1,046	431
Expenses
Loss and loss adjustment expense (LAE) (benefit)	100	(75)	159	(29)
Interest expense	24	20	67	60
Amortization of deferred acquisition costs (DAC)	4	4	10	11
Employee compensation and benefit expenses	47	57	199	189
Other operating expenses	44	37	170	120
Total expenses	219	43	605	351
Income (loss) before income taxes and equity in earnings (losses) of investees	184	(2)	441	80
Equity in earnings (losses) of investees	18	(20)	25	(31)
Income (loss) before income taxes	202	(22)	466	49
Less: Provision (benefit) for income taxes	43	(27)	84	(6)
Net income (loss)	159	5	382	55
Less: Noncontrolling interests	2	(6)	$19	$25
Net income (loss) attributable to AGL	$157	$11	$363	$30

Earnings per share:
Basic	$2.65	$0.18	$6.11	$0.47
Diluted	$2.60	$0.18	$5.99	$0.46

Assured Guaranty Ltd.
Condensed Consolidated Balance Sheets (unaudited)
(dollars in millions)

	As of
	September 30,	December 31,
	2023	2022
Assets
Investments:
Fixed-maturity securities available-for-sale, at fair value	$6,267	$7,119
Fixed-maturity securities, trading, at fair value	350	303
Short-term investments, at fair value	1,426	810
Other invested assets	765	133
Total investments	8,808	8,365
Cash	108	107
Premiums receivable, net of commissions payable	1,376	1,298
DAC	158	147
Salvage and subrogation recoverable	282	257
FG VIEs’ assets	327	416
Assets of CIVs	330	5,493
Goodwill and other intangible assets	6	163
Other assets	549	597
Total assets	$11,944	$16,843

Liabilities
Unearned premium reserve	$3,600	$3,620
Loss and LAE reserve	361	296
Long-term debt	1,693	1,675
Credit derivative liabilities, at fair value	50	163
FG VIEs’ liabilities, at fair value	542	715
Liabilities of CIVs	4	4,625
Other liabilities	393	457
Total liabilities	6,643	11,551

Shareholders’ equity
Common shares	1	1
Retained earnings	5,815	5,577
Accumulated other comprehensive income (loss)	(565)	(515)
Deferred equity compensation	1	1
Total shareholders’ equity attributable to AGL	5,252	5,064
Nonredeemable noncontrolling interests	49	228
Total shareholders’ equity	5,301	5,292
Total liabilities and shareholders’ equity	$11,944	$16,843

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (1 of 3)
(dollars in millions, except per share amounts)

Adjusted Operating Income Reconciliation	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022

Net income (loss) attributable to AGL	$157	$11	$363	$30
Less pre-tax adjustments:
Realized gains (losses) on investments	(9)	(14)	(20)	(39)
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	6	(49)	109	(46)
Fair value gains (losses) on CCS	(20)	1	(35)	12
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	(37)	(78)	9	(180)
Total pre-tax adjustments	(60)	(140)	63	(253)
Less tax effect on pre-tax adjustments	11	18	(10)	30
Adjusted operating income (loss)	$206	$133	$310	$253

Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating income	$(8)	$7	$(30)	$7

Components of adjusted operating income:
Segments:
Insurance	$59	159	$282	$347
Asset Management	—	(3)	(3)	(3)
Total segments	59	156	279	344
Corporate division	155	(30)	61	(98)
Other	(8)	7	(30)	7
Adjusted operating income (loss)	$206	$133	$310	$253

Per diluted share:
Net income (loss) attributable to AGL	$2.60	$0.18	$5.99	$0.46
Less pre-tax adjustments:
Realized gains (losses) on investments	(0.16)	(0.22)	(0.33)	(0.59)
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	0.12	(0.78)	1.81	(0.71)
Fair value gains (losses) on CCS	(0.33)	0.02	(0.58)	0.18
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	(0.61)	(1.25)	0.14	(2.77)
Total pre-tax adjustments	(0.98)	(2.23)	1.04	(3.89)
Less tax effect on pre-tax adjustments	0.16	0.30	(0.17)	0.47
Adjusted operating income (loss)	$3.42	$2.11	$5.12	$3.88

Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating income	$(0.13)	$0.12	$(0.49)	$0.11

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (2 of 3)
(dollars in millions)

ROE Reconciliation and Calculation	As of
	September 30,	June 30,	December 31,	September 30,	June 30,	December 31,
	2023	2023	2022	2022	2022	2021
Shareholders’ equity attributable to AGL	$5,252	$5,276	$5,064	$4,929	$5,304	$6,292
Adjusted operating shareholders’ equity	5,735	5,628	5,543	5,575	5,634	5,991
Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating shareholders' equity	4	(3)	17	27	26	32

			Three Months Ended		Nine Months Ended
			September 30,		September 30,
			2023	2022	2023	2022
Net income (loss) attributable to AGL			$157	$11	$363	$30
Adjusted operating income (loss)			206	133	310	253

Average shareholders’ equity attributable to AGL			$5,264	$5,117	$5,158	$5,611
Average adjusted operating shareholders’ equity			5,682	5,605	5,639	5,783
Gain (loss) related to FG VIE and CIV consolidation included in average adjusted operating shareholders’ equity			1	27	11	30

GAAP ROE (1)			11.9%	0.9%	9.4%	0.7%
Adjusted operating ROE (1)			14.5%	9.5%	7.3%	5.8%

1)    Quarterly ROE calculations represent annualized returns.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (3 of 3)
(dollars in millions)

	As of
	September 30,	June 30,	December 31,	September 30,	June 30,	December 31,
	2023	2023	2022	2022	2022	2021
Reconciliation of shareholders’ equity attributable to AGL to adjusted book value:
Shareholders’ equity attributable to AGL	$5,252	$5,276	$5,064	$4,929	$5,304	$6,292
Less pre-tax reconciling items:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	38	31	(71)	(101)	(51)	(54)
Fair value gains (losses) on CCS	12	32	47	35	34	23
Unrealized gain (loss) on investment portfolio	(609)	(463)	(523)	(672)	(359)	404
Less taxes	76	48	68	92	46	(72)
Adjusted operating shareholders' equity	5,735	5,628	5,543	5,575	5,634	5,991
Pre-tax reconciling items:
Less: Deferred acquisition costs	158	155	147	142	139	131
Plus: Net present value of estimated net future revenue	190	192	157	159	161	160
Plus: Net deferred premium revenue on financial guaranty contracts in excess of expected loss to be expensed	3,404	3,445	3,428	3,373	3,366	3,402
Plus taxes	(612)	(623)	(602)	(594)	(594)	(599)
Adjusted book value	$8,559	$8,487	$8,379	$8,371	$8,428	$8,823

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders’ equity (net of tax (provision) benefit of $(1), $1, $(4), $(6), $(6), and $(5))	$4	$(3)	$17	$27	$26	$32
Adjusted book value (net of tax (provision) benefit of $1, $3, $(3), $(4), $(3), and $(3))	$(2)	$(7)	$11	$16	$18	$23

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Income Components (1 of 4)
(in millions)

Components of Income for the Three Months Ended September 30, 2023

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$96	$—	$—	$(1)	$—	$95
Net investment income	101	—	2	(3)	—	100
Asset management fees	—	—	—	—	—	—
Net realized investment gains (losses)	—	—	—	—	(9)	(9)
Fair value gains (losses) on credit derivatives (2)	3	—	—	—	6	9
Fair value gains (losses) on CCS	—	—	—	—	(20)	(20)
Fair value gains (losses) on FG VIEs	—	—	—	6	—	6
Fair value gains (losses) on CIVs	—	—	—	(4)	—	(4)
Foreign exchange gains (losses) on remeasurement	(2)	—	—	—	(37)	(39)
Fair value gains (losses) on trading securities	4	—	—	—	—	4
Gain on sale of asset management subsidiaries	—	—	255	—	—	255
Other income (loss)	6	—	2	(2)	—	6
Total revenues	208	—	259	(4)	(60)	403

Expenses
Loss and LAE (benefit) (3)	101	—	—	(1)	—	100
Interest expense	—	—	26	(2)	—	24
Amortization of DAC	4	—	—	—	—	4
Employee compensation and benefit expenses	37	—	10	—	—	47
Other operating expenses	23	—	21	—	—	44
Total expenses	165	—	57	(3)	—	219
Equity in earnings (losses) of investees	25	—	—	(7)	—	18
Less: Provision (benefit) for income taxes	9	—	47	(2)	(11)	43
Less: Noncontrolling interests	—	—	—	2	—	2
Total	$59	$—	$155	$(8)	$(49)	$157

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (2 of 4)
(in millions)

Components of Income for the Three Months Ended September 30, 2022

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$90	$—	$—	$(1)	$—	$89
Net investment income	69	—	1	(3)	—	67
Asset management fees	—	20	—	(4)	—	16
Net realized investment gains (losses)	—	—	—	—	(14)	(14)
Fair value gains (losses) on credit derivatives (2)	2	—	—	—	(50)	(48)
Fair value gains (losses) on CCS	—	—	—	—	1	1
Fair value gains (losses) on FG VIEs	—	—	—	11	—	11
Fair value gains (losses) on CIVs	—	—	—	8	—	8
Foreign exchange gains (losses) on remeasurement	(3)	(1)	—	2	(78)	(80)
Fair value gains (losses) on trading securities	(8)	—	—	—	—	(8)
Other income (loss)	(3)	2	—	—	—	(1)
Total revenues	147	21	1	13	(141)	41

Expenses
Loss and LAE (benefit) (3)	(75)	—	—	1	(1)	(75)
Interest expense	—	—	22	(2)	—	20
Amortization of DAC	4	—	—	—	—	4
Employee compensation and benefit expenses	34	16	7	—	—	57
Other operating expenses	21	8	5	3	—	37
Total expenses	(16)	24	34	2	(1)	43
Equity in earnings (losses) of investees	(11)	—	—	(9)	—	(20)
Less: Provision (benefit) for income taxes	(7)	—	(3)	1	(18)	(27)
Less: Noncontrolling interests	—	—	—	(6)	—	(6)
Total	$159	$(3)	$(30)	$7	$(122)	$11

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (3 of 4)
(in millions)

Components of Income for the Nine Months Ended September 30, 2023

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$264	$—	$—	$(3)	$—	$261
Net investment income	273	—	6	(9)	—	270
Asset management fees	—	64	—	(11)	—	53
Net realized investment gains (losses)	—	—	—	—	(20)	(20)
Fair value gains (losses) on credit derivatives (2)	7	—	—	—	108	115
Fair value gains (losses) on CCS	—	—	—	—	(35)	(35)
Fair value gains (losses) on FG VIEs	—	—	—	(2)	—	(2)
Fair value gains (losses) on CIVs	—	—	—	60	—	60
Foreign exchange gains (losses) on remeasurement	1	—	—	(1)	9	9
Fair value gains (losses) on trading securities	42	—	—	—	—	42
Gain on sale of asset management subsidiaries	—	—	255	—	—	255
Other income (loss)	35	7	2	(6)	—	38
Total revenues	622	71	263	28	62	1,046

Expenses
Loss and LAE (benefit)(3)	154	—	—	6	(1)	159
Interest expense	—	1	73	(7)	—	67
Amortization of DAC	10	—	—	—	—	10
Employee compensation and benefit expenses	112	59	28	—	—	199
Other operating expenses	78	15	64	13	—	170
Total expenses	354	75	165	12	(1)	605
Equity in earnings (losses) of investees	60	—	—	(35)	—	25
Less: Provision (benefit) for income taxes	46	(1)	37	(8)	10	84
Less: Noncontrolling interests	—	—	—	19	—	19
Total	$282	$(3)	$61	$(30)	$53	$363

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (4 of 4)
(in millions)

Components of Income for the Nine Months Ended September 30, 2022

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$388	$—	$—	$(3)	$—	$385
Net investment income	198	—	3	(10)	—	191
Asset management fees	—	86	—	(15)	—	71
Net realized investment gains (losses)	—	—	—	—	(39)	(39)
Fair value gains (losses) on credit derivatives (2)	9	—	—	—	(51)	(42)
Fair value gains (losses) on CCS	—	—	—	—	12	12
Fair value gains (losses) on FG VIEs	—	—	—	27	—	27
Fair value gains (losses) on CIVs	—	—	—	25	—	25
Foreign exchange gains (losses) on remeasurement	(7)	(1)	—	7	(180)	(181)
Fair value gains (losses) on trading securities	(30)	—	—	—	—	(30)
Other income (loss)	6	3	—	3	—	12
Total revenues	564	88	3	34	(258)	431

Expenses
Loss and LAE (benefit)(3)	(32)	—	—	8	(5)	(29)
Interest expense	1	—	66	(7)	—	60
Amortization of DAC	11	—	—	—	—	11
Employee compensation and benefit expenses	107	62	20	—	—	189
Other operating expenses	60	29	18	13	—	120
Total expenses	147	91	104	14	(5)	351
Equity in earnings (losses) of investees	(46)	—	—	15	—	(31)
Less: Provision (benefit) for income taxes	24	—	(3)	3	(30)	(6)
Less: Noncontrolling interests	—	—	—	25	—	25
Total	$347	$(3)	$(98)	$7	$(223)	$30

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Fixed-Maturity Securities, Short-Term Investments and Cash
As of September 30, 2023
(dollars in millions)

	Amortized Cost	Allowance for Credit Losses	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income (1)
Fixed maturity securities, available-for-sale:
Obligations of states and political subdivisions(3)(6)	$2,938	$(14)	3.51%	3.21%	$2,766	$103
U.S. government and agencies	65	—	2.39	2.11	58	2
Corporate securities	2,321	(6)	2.98	2.63	2,009	69
Mortgage-backed securities:
Residential mortgage-backed securities (RMBS) (2)(3)	430	(20)	5.17	4.22	330	22
Commercial mortgage-backed securities	198	—	3.41	2.96	188	7
Asset-backed securities (ABS)
Collateralized loan obligation (CLOs)	463	—	7.72	5.99	454	35
Other ABS (3)	440	(46)	6.43	4.89	369	27
Non-U.S. government securities	116	—	1.10	1.09	93	1
Total fixed maturity securities, available-for-sale	6,971	(86)	3.83	3.81	6,267	266
Short-term investments	1,426	—	5.07	4.06	1,426	72
Cash (4)	108	—	—	—	108	—
Total	$8,505	$(86)	4.04%	3.85%	$7,801	$338

Fixed maturity securities, trading (7)					$350

Ratings (5):	Fair Value	% of Portfolio
U.S. government and agencies	$58	0.9%
AAA/Aaa	862	13.8
AA/Aa	2,352	37.5
A/A	1,645	26.2
BBB	725	11.6
BIG	477	7.6
Not rated (6)	148	2.4
Total fixed maturity securities, available-for-sale	$6,267	100.0%

Duration of available-for-sale fixed maturity securities and short-term investments (in years):		3.3

1)    Represents annualized investment income based on amortized cost and pre-tax book yields.
2)    Includes fair value of $132 million in subprime RMBS, of which 91% were rated BIG.
3)    Includes securities purchased or obtained as part of loss mitigation or other risk management strategies.
4)    Cash is not included in the yield calculation.
5)    Ratings are the lower of the Moody’s Investors Service, Inc. (Moody’s) or Standard & Poor's Financial Services LLC (S&P) classifications except for purchased securities that the Company has insured, and for which it had expected losses to be paid (Loss Mitigation Securities) and certain other securities, which use internal ratings classifications. Loss mitigation and other securities total $860 million in par with carrying value of $539 million and are primarily included in the BIG category.
6)    Includes $78 million of new general obligation bonds and new bonds backed by toll revenue received in connection with the 2022 Puerto Rico Resolutions (see page 33).
7)    Represents contingent value instruments received in connection with the 2022 Puerto Rico Resolutions (see page 33). These securities are not rated.

Assured Guaranty Ltd.
Investment Portfolio, Cash and CIVs
GAAP (1 of 2)
(dollars in millions)

Investment Portfolio, Cash and CIVs as of September 30, 2023

	Insurance Related Subsidiaries (1)	Holding Companies (2)	Other (3)	AGL Consolidated

Fixed-maturity securities, available-for-sale	$6,243	$24	$—	$6,267
Fixed-maturity securities, trading	350	—	—	350
Total fixed-maturity securities	6,593	24	—	6,617
Short-term investments	1,356	68	2	1,426
Cash	68	1	39	108
Total short-term investments and cash	1,424	69	41	1,534
Other invested assets
Equity method investments:
Sound Point	—	419	—	419
Funds:
CLOs	234	—	(184)	50
Asset-based	132	—	(88)	44
Healthcare	103	—	—	103
Other	127	—	—	127
Total funds	596	—	(272)	324
Other	—	7	—	7
Total equity method investments	596	426	(272)	750
Other	12	3	—	15
Other invested assets (4)	608	429	(272)	765
Total investment portfolio and cash	$8,625	$522	$(231)	$8,916
CIVs (5)
Assets of CIVs	$—	$—	$330	$330
Liabilities of CIVs	—	—	(4)	(4)
Nonredeemable noncontrolling interests	—	—	(49)	(49)
Total CIVs	$—	$—	$277	$277

1)    Includes the Company’s U.S., Bermuda and European insurance subsidiaries and AG Asset Strategies LLC (separate company, excluding the effect of consolidating CIVs).
2)    Includes the Company’s holding companies: AGL, Assured Guaranty US Holdings Inc. and Assured Guaranty Municipal Holdings Inc.
3)    Includes the Company’s non insurance subsidiaries, non-U.S. holding companies and CIVs and related intercompany eliminations.
4)    The inception-to-date annualized internal rate of return (IRR) is 12.1%, the year to date return was 12.1% and the quarter to date return was a 5.3%. For funds, the returns represent IRR based on mark-to-market gains (losses). The inception-to-date IRRs are annualized; the quarterly and year-to-date returns are not annualized.
5)    In connection with the Sound Point and AHP transactions in July 2023, the Company re-evaluated the consolidation conclusions for all of its CIVs and determined that the Company was no longer the primary beneficiary (in accordance with GAAP) for all but three funds (Sound Point CLO Warehouse Fund (US) L.P., Sound Point Asset Backed Income Fund (US) L.P. and Sound Point GLS Fund L.P). Therefore, all but these three funds were deconsolidated in July 2023.

Assured Guaranty Ltd.
Investment Portfolio, Cash and CIVs
GAAP (2 of 2)
(dollars in millions)

Investment Portfolio, Cash and CIVs as of December 31, 2022

	Insurance Related Subsidiaries (1)	Holding Companies (2)	Other	AGL Consolidated

Fixed-maturity securities, available-for-sale	$7,095	$24	$—	$7,119
Fixed-maturity securities, trading	303	—	—	303

Short-term investments	668	132	10	810
Cash	44	7	56	107
Total short-term investments and cash	712	139	66	917
Other invested assets
AssuredIM Funds (3)
CLOs	272	—	(272)	—
Asset-based	101	—	(101)	—
Healthcare	91	—	(91)	—
Municipal bonds	105	—	(105)	—
Equity method investments-AssuredIM Funds	569	—	(569)	—
Other	122	9	2	133
Other invested assets	691	9	(567)	133
Total investment portfolio and cash	$8,801	$172	$(501)	$8,472
CIVs
Assets of CIVs	$—	$—	$5,493	$5,493
Liabilities of CIVs	—	—	(4,625)	(4,625)
Nonredeemable noncontrolling interests	—	—	(228)	(228)
Total CIVs	$—	$—	$640	$640

1)    Includes the Company’s U.S., Bermuda and European insurance subsidiaries.
2)    Includes the Company’s holding companies: AGL, Assured Guaranty US Holdings Inc. and Assured Guaranty Municipal Holdings Inc.
3)    Funds managed by Assured Investment Management LLC (AssuredIM LLC) and its investment management affiliates (together with AssuredIM LLC, AssuredIM) (AssuredIM Funds) prior to July 2023.

Assured Guaranty Ltd.
Income from Investment Portfolio and CIVs
Segment (1 of 2)
(dollars in millions)

Income from Investment Portfolio and Fair Value Gains (Losses) on CIVs on a Segment basis for the Three Months Ended September 30, 2023 and September 30, 2022

	Three Months Ended September 30, 2023
	Insurance	Asset Management	Corporate	Other	Total

Net investment income	$101	$—	$2	$(3)	$100

Fair value gains (losses) on trading securities	$4	$—	$—	$—	$4

Equity in earnings (losses) of investees
Asset Managers (1)	$—	$—	$—	$—	$—
Funds:
CLOs	7	—	—	(7)	—
Asset-based	—	—	—	—	—
Healthcare	12	—	—	—	12
Other	6	—	—	—	6
Total funds (2)	25	—	—	(7)	18
Other	—	—	—	—	—
Equity in earnings (losses) of investees	$25	$—	$—	$(7)	$18

CIVs
Fair value gains (losses) on CIVs (3)	$—	$—	$—	$(4)	$(4)
Noncontrolling interests	—	—	—	(2)	(2)
Total CIVs	$—	$—	$—	$(6)	$(6)

	Three Months Ended September 30, 2022
	Insurance	Asset Management	Corporate	Other	Total

Net investment income	$69	$—	$1	$(3)	$67

Fair value gains (losses) on trading securities	$(8)	$—	$—	$—	(8)

Equity in earnings (losses) of investees
AssuredIM Funds	$9	$—	$—	$(9)	$—
Other	(20)	—	—	—	(20)
Equity in earnings (losses) of investees	$(11)	$—	$—	$(9)	$(20)

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$8	$8
Noncontrolling interests	—	—	—	6	6
Total CIVs	$—	$—	$—	$14	$14

1)    Primarily includes Sound Point related entities. The Company’s share of Sound Point earnings will be reported for the first time in the fourth quarter of 2023.
2)    Relates to funds managed by Sound Point and AHP, and certain other managers, as well as, prior to July 1, 2023, AssuredIM. Investments in funds are generally reported on a one-quarter lag.
3)    Includes loss on deconsolidation of $16 million.

Assured Guaranty Ltd.
Income from Investment Portfolio and CIVs
Segment (2 of 2)
(dollars in millions)

Income from Investment Portfolio and Fair Value Gains (Losses) on CIVs on a Segment basis for the Nine Months Ended September 30, 2023 and September 30, 2022

	Nine Months Ended September 30, 2023
	Insurance	Asset Management	Corporate	Other	Total

Net investment income	$273	$—	$6	$(9)	$270

Fair value gains (losses) on trading securities	$42	$—	$—	$—	$42

Equity in earnings (losses) of investees
Asset Managers (1)	$—	$—	$—	$—	$—
Funds:
CLOs	23	—	—	(23)	—
Asset-based	3	—	—	(3)	—
Healthcare	21	—	—	(9)	12
Other	13	—	—	—	13
Total funds (2)	60	—	—	(35)	25
Other	—	—	—	—	—
Equity in earnings (losses) of investees	$60	$—	$—	$(35)	$25

CIVs
Fair value gains (losses) on CIVs (3)	$—	$—	$—	$60	$60
Noncontrolling interests	—	—	—	(19)	(19)
Total CIVs	$—	$—	$—	$41	$41

	Nine Months Ended September 30, 2022
	Insurance	Asset Management	Corporate	Other	Total

Net investment income	$198	$—	$3	$(10)	$191

Fair value gains (losses) on trading securities	$(30)	$—	$—	$—	$(30)

Equity in earnings (losses) of investees
AssuredIM Funds	$(13)	$—	$—	$15	$2
Other	(33)	—	—	—	(33)
Equity in earnings (losses) of investees	$(46)	$—	$—	$15	$(31)

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$25	$25
Noncontrolling interests	—	—	—	(25)	(25)
Total CIVs	$—	$—	$—	$—	$—

1)    Primarily includes Sound Point related entities. The Company’s share of Sound Point earnings will be reported for the first time in the fourth quarter of 2023.
2)    Relates to funds managed by Sound Point and AHP, and certain other managers, as well as, prior to July 1, 2023, AssuredIM. Investments in funds are generally reported on a one-quarter lag.
3)    Includes loss on deconsolidation of $16 million.

Insurance Segment

Assured Guaranty Ltd.
Insurance Segment Results
(dollars in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Segment revenues
Net earned premiums and credit derivative revenues	$99	$92	$271	$397
Net investment income	101	69	273	198
Fair value gains (losses) on trading securities	4	(8)	42	(30)
Foreign exchange gains (losses) on remeasurement and other income (loss)	4	(6)	36	(1)
Total segment revenues	208	147	622	564

Segment expenses
Loss expense (benefit)	101	(75)	154	(32)
Interest expense	—	—	—	1
Amortization of DAC	4	4	10	11
Employee compensation and benefit expenses	37	34	112	107
Other operating expenses	23	21	78	60
Total segment expenses	165	(16)	354	147
Equity in earnings (losses) of investees	25	(11)	60	(46)
Segment adjusted operating income (loss) before income taxes	68	152	328	371
Less: Provision (benefit) for income taxes	9	(7)	46	24
Segment adjusted operating income (loss)	$59	$159	$282	$347

Assured Guaranty Ltd.
Claims-Paying Resources
(dollars in millions)

	As of September 30, 2023
	AGM	AGC	AG Re(6)	Eliminations(2)	Consolidated
Claims-paying resources
Policyholders' surplus	$2,569	$1,897	$677	$(224)	$4,919
Contingency reserve	908	400	—	—	1,308
Qualified statutory capital	3,477	2,297	677	(224)	6,227
Unearned premium reserve and net deferred ceding commission income(1)	2,048	338	588	(64)	2,910
Loss and LAE reserves (1)(7)	—	—	154	—	154
Total policyholders' surplus and reserves	5,525	2,635	1,419	(288)	9,291
Present value of installment premium	491	236	256	—	983
CCS	200	200	—	—	400
Total claims-paying resources	$6,216	$3,071	$1,675	$(288)	$10,674

Statutory net exposure (1)(3)	$156,708	$26,922	$60,648	$(816)	$243,462
Net debt service outstanding (1)(3)	$252,070	$43,251	$91,984	$(1,587)	$385,718

Ratios:
Net exposure to qualified statutory capital	45:1	12:1	90:1		39:1
Capital ratio (4)	72:1	19:1	136:1		62:1
Financial resources ratio (5)	41:1	14:1	55:1		36:1
Statutory net exposure to claims-paying resources	25:1	9:1	36:1		23:1

1)    The numbers shown for Assured Guaranty Municipal Corp. (AGM) have been adjusted to include 100% share of its United Kingdom (U.K.) and French insurance subsidiaries.
2)    Eliminations are primarily for (i) intercompany surplus notes between AGM and Assured Guaranty Corp. (AGC), and (ii) eliminations of intercompany deferred ceding commissions. Net exposure and net debt service outstanding eliminations relate to second-to-pay policies under which an Assured Guaranty insurance subsidiary guarantees an obligation already insured by another Assured Guaranty insurance subsidiary.
3)    Net exposure and net debt service outstanding are presented on a statutory basis. Includes $3,293 million of specialty business.
4)    The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.
5)    The financial resources ratio is calculated by dividing net debt service outstanding by total claims-paying resources.
6)    Assured Guaranty Re Ltd. (AG Re) numbers represent the Company's estimate of AG Re on a U.S. statutory-basis, except for contingency reserves.
7)    Loss and LAE reserves exclude adjustments to claims-paying resources for AGM and AGC because they were in a net recoverable position of $16 million and $106 million, respectively.

Please refer to the Glossary for an explanation of changes in the presentation of net debt service and net par outstanding.

Assured Guaranty Ltd.
New Business Production
(dollars in millions)

Reconciliation of GWP to PVP for the Three Months Ended September 30, 2023 and September 30, 2022

	Three Months Ended					Three Months Ended
	September 30, 2023					September 30, 2022
	Public Finance		Structured Finance			Public Finance		Structured Finance
	U.S.	Non - U.S.	U.S.	Non - U.S.	Total	U.S.	Non - U.S.	U.S.	Non - U.S.	Total
Total GWP	$29	$(5)	$15	$1	$40	$54	$44	$(2)	$(2)	$94
Less: Installment GWP and other GAAP adjustments (1)	6	(5)	15	1	17	—	44	(3)	(2)	39
Upfront GWP	23	—	—	—	23	54	—	1	—	55
Plus: Installment premiums and other(2)	7	2	12	2	23	3	37	—	—	40
Total PVP	$30	$2	$12	$2	$46	$57	$37	$1	$—	$95

Gross par written	$5,098	$61	$267	$522	$5,948	$3,622	$194	$30	$—	$3,846

Reconciliation of GWP to PVP for the Nine Months Ended September 30, 2023 and September 30, 2022

	Nine Months Ended					Nine Months Ended
	September 30, 2023					September 30, 2022
	Public Finance		Structured Finance			Public Finance		Structured Finance
	U.S.	Non - U.S.	U.S.	Non - U.S.	Total	U.S.	Non - U.S.	U.S.	Non - U.S.	Total
Total GWP	$129	$40	$48	$4	$221	$160	$66	$4	$(1)	$229
Less: Installment GWP and other GAAP adjustments (1)	55	37	48	4	144	—	66	1	(1)	66
Upfront GWP	74	3	—	—	77	160	—	3	—	163
Plus: Installment premiums and other(2)	55	35	42	40	172	3	67	—	7	77
Total PVP	$129	$38	$42	$40	$249	$163	$67	$3	$7	$240

Gross par written	$15,752	$670	$1,101	$2,762	$20,285	$13,982	$624	$106	$300	$15,012

(1)    Includes the present value of new business on installment policies discounted at the prescribed GAAP discount rates, GWP adjustments on existing installment policies due to changes in assumptions and other GAAP adjustments.
(2)    Includes the present value of future premiums and fees on new business paid in installments, discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturities such as Loss Mitigation Securities. Nine months 2023 and 2022 also include the present value of future premiums and fees associated with other guaranties written by the Company that, under GAAP, are accounted for under Accounting Standards Codification (ASC) 460, Guarantees.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Gross Par Written (1 of 2)
(dollars in millions)

Gross Par Written by Asset Type

	Three Months Ended September 30,
	2023	2022
Sector:
U.S. public finance
General obligation	$1,445	$1,482
Municipal utilities	1,180	394
Tax backed	1,105	589
Transportation	815	742
Healthcare	242	225
Housing Revenue	217	—
Higher education	94	125
Infrastructure finance	—	65
Total U.S. public finance	5,098	3,622
Non-U.S. public finance:
Regulated utilities	61	194
Total non-U.S. public finance	61	194
Total public finance	5,159	3,816

U.S. structured finance:
Insurance securitizations	250	—
Commercial mortgage-backed securities	—	13
Structured credit	—	17
Other structured finance	17	—
Total U.S. structured finance	267	30
Non-U.S. structured finance:
Pooled corporate obligations	488	—
Other structured finance	34	—
Total non-U.S. structured finance	522	—
Total structured finance	789	30

Total gross par written	$5,948	$3,846

Please refer to the Glossary for a description of sectors.

Assured Guaranty Ltd.
Gross Par Written (2 of 2)
(dollars in millions)

Gross Par Written by Asset Type

	Nine Months Ended September 30,
	2023	2022
Sector:
U.S. public finance
General obligation	$6,114	$4,864
Municipal utilities	3,895	2,260
Infrastructure finance	1,785	124
Tax backed	1,670	1,805
Transportation	1,039	2,975
Healthcare	706	1,586
Higher education	299	368
Housing Revenue	217	—
Other U.S. public finance	27	—
Total U.S. public finance	15,752	13,982
Non-U.S. public finance:
Regulated utilities	417	417
Sovereign and sub-sovereign	253	—
Infrastructure finance	—	207
Total non-U.S. public finance	670	624
Total public finance	16,422	14,606

U.S. structured finance:
Insurance securitizations	750	—
Structured credit	275	17
Commercial mortgage-backed securities	—	13
Other structured finance	76	76
Total U.S. structured finance	1,101	106
Non-U.S. structured finance:
Pooled corporate obligations	488	—
Other structured finance	2,274	300
Total non-U.S. structured finance	2,762	300
Total structured finance	3,863	406

Total gross par written	$20,285	$15,012

Please refer to the Glossary for a description of sectors.

Assured Guaranty Ltd.
New Business Production by Quarter
(dollars in millions)

								Nine Months
	1Q-22	2Q-22	3Q-22	4Q-22	1Q-23	2Q-23	3Q-23	2023	2022
PVP:
Public finance - U.S.	$49	$57	$57	$94	$22	$77	$30	$129	$163
Public finance - non-U.S.	12	18	37	1	30	6	2	38	67
Structured finance - U.S.	2	—	1	40	27	3	12	42	3
Structured finance - non-U.S.	6	1	—	—	33	5	2	40	7
Total PVP (1)	$69	$76	$95	$135	$112	$91	$46	$249	$240

Reconciliation of GWP to PVP:

Total GWP	$70	$65	$94	$131	$86	$95	$40	$221	$229
Less: Installment GWP and other GAAP adjustments	19	8	39	79	69	58	17	144	66
Upfront GWP	51	57	55	52	17	37	23	77	163
Plus: Installment premiums and other(2)	18	19	40	83	95	54	23	172	77
Total PVP	$69	$76	$95	$135	$112	$91	$46	$249	$240

Gross par written:
Public finance - U.S.	$3,931	6,429	3,622	$5,819	$2,907	$7,747	$5,098	$15,752	$13,982
Public finance - non-U.S.	223	207	194	—	360	249	61	670	624
Structured finance - U.S.	60	16	30	971	582	252	267	1,101	106
Structured finance - non-U.S. (1)	257	43	—	245	1,514	726	522	2,762	300
Total	$4,471	$6,695	$3,846	$7,035	$5,363	$8,974	$5,948	$20,285	$15,012

1)    PVP and gross par written includes the present value (PV) of future premiums and total exposure, respectively, associated with other guaranties written by the Company that, under GAAP, are accounted for under ASC 460, Guarantees.
2)    Includes the present value of future premiums and fees on new business paid in installments, discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturities such as Loss Mitigation Securities. Nine months 2023 and 2022 also include the present value of future premiums and fees associated with other guaranties written by the Company that, under GAAP, are accounted for under Accounting Standards Codification (ASC) 460, Guarantees.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Estimated Net Exposure Amortization(1) and Estimated Future Financial Guaranty Net Premium
and Credit Derivative Revenues
(dollars in millions)

			Financial Guaranty Insurance (2)
	Estimated Net Debt Service Amortization	Estimated Ending Net Debt Service Outstanding	Expected PV Net Earned Premiums (i.e. Net Deferred Premium Revenue)	Accretion of Discount	Effect of FG VIE Consolidation on Expected PV Net Earned Premiums and Accretion of Discount	Future Credit Derivative Revenues (3)
2023 3Q (as of September 30)		$383,976
2023 4Q	$4,838	379,138	$72	$7	$1	$2
2024	20,073	359,065	277	25	3	9
2025	21,193	337,872	259	24	3	8
2026	20,123	317,749	243	22	3	8
2027	18,175	299,574	230	21	2	7

2023-2027	84,402	299,574	1,081	99	12	34
2028-2032	89,693	209,881	958	81	12	30
2033-2037	72,733	137,148	635	53	10	24
2038-2042	52,150	84,998	390	34	—	16
After 2042	84,998	—	537	46	—	11
Total	$383,976		$3,601	$313	$34	$115

Reconciliation of Net Deferred Premium Revenue to Net Unearned Premium Reserve(4).

	GAAP	Effect of FG VIE Consolidation on Net Unearned Premium Reserve
Net deferred premium revenue:
Financial guaranty	$3,601	$33
Specialty	8	—
Net deferred premium revenue	3,609	33
Contra-paid	(22)	(4)
Net unearned premium reserve	$3,587	$29

1)    Represents the future expected amortization of current debt service outstanding (principal and interest), assuming no advance refundings, as of September 30, 2023. Actual amortization differs from expected maturities because borrowers may have the right to call or prepay guaranteed obligations, terminations and because of management's assumptions on structured finance amortization.
2)    See also page 27, for ‘‘Net Expected Loss to be Expensed.’’
3)     Represents expected future premiums on insured credit derivatives.
4)    Unearned premium reserve represents deferred premium revenue less claim payments made (net of recoveries received) that have been recognized in the statement of operations (contra-paid).

Assured Guaranty Ltd.
Roll Forward of Net Expected Loss and LAE to be Paid
(dollars in millions)

Roll Forward of Net Expected Loss and LAE to be Paid (1) for the Three Months Ended September 30, 2023

	Net Expected Loss to be Paid (Recovered) as of June 30, 2023	Net Economic Loss Development (Benefit) During 3Q-23	Net (Paid) Recovered Losses During 3Q-23	Net Expected Loss to be Paid (Recovered) as of September 30, 2023
Public Finance:
U.S. public finance	$433	$135	$(169)	$399
Non-U.S public finance	10	(1)	—	9
Public Finance	443	134	(169)	408

Structured Finance:
U.S. RMBS	73	(48)	13	38
Other structured finance	44	1	(1)	44
Structured Finance	117	(47)	12	82
Total	$560	$87	$(157)	$490

Roll Forward of Net Expected Loss and LAE to be Paid (1) for the Nine Months Ended September 30, 2023

	Net Expected Loss to be Paid (Recovered) as of December 31, 2022	Net Economic Loss Development (Benefit) During 2023	Net (Paid) Recovered Losses During 2023	Net Expected Loss to be Paid (Recovered) as of September 30, 2023
Public Finance:
U.S. public finance	$403	$193	$(197)	$399
Non-U.S public finance	9	—	—	9
Public Finance	412	193	(197)	408

Structured Finance:
U.S. RMBS	66	(52)	24	38
Other structured finance	44	6	(6)	44
Structured Finance	110	(46)	18	82
Total	$522	$147	$(179)	$490

1)    Includes net expected loss to be paid (recovered), economic loss development (benefit) and (paid) recovered losses for all contracts (i.e. those accounted for as insurance, credit derivatives and FG VIEs).

Assured Guaranty Ltd.
Loss Measures
As of September 30, 2023
(dollars in millions)

		Three Months Ended September 30, 2023			Nine Months Ended September 30, 2023
	Total Net Par Outstanding for BIG Transactions	GAAP Loss and LAE (1)	Loss and LAE included in Adjusted Operating Income (2)	Insurance Segment Loss and LAE (3)	GAAP Loss and LAE (1)	Loss and LAE included in Adjusted Operating Income (2)	Insurance Segment Loss and LAE (3)
Public finance:
U.S. public finance	$3,304	$134	$134	$138	$186	$186	$184
Non-U.S public finance	818	—	—	—	—	—	—
Public finance	4,122	134	134	138	186	186	184
Structured finance:
U.S. RMBS	956	(35)	(35)	(38)	(31)	(31)	(35)
Other structured finance	96	1	1	1	4	5	5
Structured finance	1,052	(34)	(34)	(37)	(27)	(26)	(30)
Total	$5,174	$100	$100	$101	$159	$160	$154

1)    Includes loss expense related to contracts that are accounted for as insurance contracts.
2)    Includes loss expense related to contracts that are accounted for as insurance contracts and credit derivatives.
3)    Includes loss expense related to contracts that are accounted for as insurance contracts, credit derivatives, and consolidated FG VIEs.

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Net Expected Loss to be Expensed (1)
As of September 30, 2023
(dollars in millions)

GAAP

2023 3Q (as of September 30)
2023 4Q	$2
2024	13
2025	12
2026	15
2027	16
2023-2027	58
2028-2032	63
2033-2037	49
2038-2042	13
After 2042	13
Total expected present value of net expected loss to be expensed(2)	196
Future accretion	39
Total expected future loss and LAE	$235

1)    The present value of net expected loss to be paid is discounted using risk free rates ranging from 4.51% to 5.45% for U.S. dollar denominated obligations.
2)     Excludes $26 million related to FG VIEs, which are eliminated in consolidation.

Assured Guaranty Ltd.
Financial Guaranty Profile (1 of 3)
(dollars in millions)

Net Par Outstanding by Asset Type

	As of September 30, 2023	As of December 31, 2022
U.S. public finance:
General obligation	$73,322	$71,868
Tax backed	32,982	33,752
Municipal utilities	28,541	26,436
Transportation	20,602	19,688
Healthcare	11,842	11,304
Infrastructure finance	8,808	6,955
Higher education	7,256	7,137
Housing revenue	1,141	959
Investor-owned utilities	329	332
Renewable energy	171	180
Other public finance	979	1,025
Total U.S. public finance	185,973	179,636
Non-U.S public finance:
Regulated utilities	19,207	17,855
Infrastructure finance	14,031	13,915
Sovereign and sub-sovereign	9,403	9,526
Renewable energy	2,021	2,086
Pooled infrastructure	1,086	1,081
Total non-U.S. public finance	45,748	44,463
Total public finance	231,721	224,099

U.S. structured finance:
Life insurance transactions	4,663	3,879
RMBS	1,817	1,956
Pooled corporate obligations	595	625
Financial products	447	453
Consumer receivables	342	437
Other structured finance	1,111	878
Total U.S. structured finance	8,975	8,228
Non-U.S. structured finance:
Pooled corporate obligations	339	344
RMBS	248	263
Other structured finance	550	324
Total non-U.S. structured finance	1,137	931
Total structured finance	10,112	9,159

Total net par outstanding	$241,833	$233,258

Please refer to the Glossary for an explanation of the presentation of net par outstanding and various sectors.

Assured Guaranty Ltd.
Financial Guaranty Profile (2 of 3)
As of September 30, 2023
(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	Public Finance - U.S.		Public Finance - Non-U.S.		Structured Finance - U.S.		Structured Finance - Non-U.S.		Total
Ratings:	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA	$212	0.1%	$2,004	4.4%	$860	9.6%	$457	40.2%	$3,533	1.5%
AA	16,994	9.1	3,298	7.2	4,545	50.7	12	1.0	24,849	10.3
A	101,243	54.5	10,545	23.1	1,932	21.5	568	50.0	114,288	47.2
BBB	64,220	34.5	29,083	63.5	586	6.5	100	8.8	93,989	38.9
BIG	3,304	1.8	818	1.8	1,052	11.7	—	—	5,174	2.1
Net Par Outstanding (1)	$185,973	100.0%	$45,748	100.0%	$8,975	100.0%	$1,137	100.0%	$241,833	100.0%

1)    As of September 30, 2023, the Company excluded $1.2 billion of net par outstanding primarily attributable to Loss Mitigation Securities.

Please refer to the Glossary for an explanation of the presentation of net par outstanding and the Company's internal rating approach, and of the various sectors.

Assured Guaranty Ltd.
Financial Guaranty Profile (3 of 3)
As of September 30, 2023
(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio

	Net Par Outstanding	% of Total
U.S.:
U.S. public finance:
California	$35,659	14.7%
Texas	21,862	9.0
Pennsylvania	16,511	6.8
New York	16,177	6.7
Illinois	13,170	5.4
New Jersey	9,245	3.8
Florida	8,712	3.6
Michigan	5,234	2.2
Louisiana	4,808	2.0
Alabama	3,848	1.6
Other	50,747	21.0
Total U.S. public finance	185,973	76.8
U.S. structured finance	8,975	3.7
Total U.S.	194,948	80.5

Non-U.S.:
United Kingdom	36,509	15.1
Canada	1,702	0.7
Spain	1,514	0.7
France	1,474	0.6
Australia	1,438	0.6
Other	4,248	1.8
Total non-U.S.	46,885	19.5

Total net par outstanding	$241,833	100.0%

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Specialty Business
As of September 30, 2023
(dollars in millions)

	As of September 30, 2023		As of December 31, 2022
	Gross Exposure	Net Exposure	Gross Exposure	Net Exposure
Life insurance transactions (1)	$1,325	$1,003	$1,314	$986
Aircraft residual value insurance policies (2)	355	200	355	200
Other guaranties	2,090	2,090	228	228

1)    The life insurance transactions net exposure is projected to reach $1.1 billion in 2024.
2)    As of both September 30, 2023 and December 31, 2022, gross exposure of $144 million and net exposure of $84 million of aircraft residual value insurance was internally rated BIG. All other exposures in the table above are investment-grade.

Assured Guaranty Ltd.
Expected Amortization of Net Par Outstanding
(dollars in millions)

	Public Finance		Structured Finance
	Estimated Net Par Amortization	Estimated Ending Net Par Outstanding	U.S. and Non-U.S. Pooled Corporate	U.S. RMBS	Financial Products	Other Structured Finance	Total	Estimated Ending Net Par Outstanding

2023 3Q (as of September 30)		$231,721						$10,112
2023 4Q	$1,622	230,099	$8	$70	$(3)	$213	$288	9,824
2024	9,041	221,058	31	252	10	602	895	8,929
2025	10,862	210,196	91	234	29	365	719	8,210
2026	10,412	199,784	165	184	36	230	615	7,595
2027	8,938	190,846	178	168	(9)	270	607	6,988

2023-2027	40,875	190,846	473	908	63	1,680	3,124	6,988
2028-2032	50,167	140,679	303	465	305	1,849	2,922	4,066
2033-2037	44,502	96,177	70	357	64	2,027	2,518	1,548
2038-2042	34,102	62,075	88	80	15	824	1,007	541
After 2042	62,075	—	—	7	—	534	541	—
Total	$231,721		$934	$1,817	$447	$6,914	$10,112

Net par outstanding (end of period)

	1Q-22	2Q-22	3Q-22	4Q-22	1Q-23	2Q-23	3Q-23
Public finance - U.S.	$175,957	$179,648	$177,842	$179,636	$180,837	$186,323	$185,973
Public finance - non-U.S.	48,506	44,447	41,063	44,463	45,909	47,658	45,748
Structured finance - U.S.	8,101	7,935	7,449	8,228	8,660	8,827	8,975
Structured finance - non-U.S.	815	782	717	931	977	1,205	1,137
Net par outstanding	$233,379	$232,812	$227,071	$233,258	$236,383	$244,013	$241,833

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Exposure to Puerto Rico (1 of 2)
As of September 30, 2023
(dollars in millions)

Exposure to Puerto Rico

	Par Outstanding		Debt Service Outstanding
	Gross	Net	Gross	Net
Total	$1,121	$1,105	$1,529	$1,511

Exposure to Puerto Rico by Company

	Net Par Outstanding
	AGM	AGC	AG Re	Eliminations (1)	Total Net Par Outstanding	Gross Par Outstanding
Defaulted Puerto Rico Exposures
Puerto Rico Electric Power Authority (PREPA)	$377	$67	$180	$—	$624	$634
Total Defaulted	377	67	180	—	624	634
Resolved Puerto Rico Exposures (2)
Puerto Rico Highways and Transportation Authority (PRHTA) (Transportation revenue) (3)	14	157	87	(14)	$244	244
PRHTA (Highway revenue) (3)	109	11	8	—	$128	128
Total Resolved	123	168	95	(14)	372	372
Other Puerto Rico Exposures
Puerto Rico Municipal Finance Agency (MFA) (4)	84	6	18	—	$108	114
Puerto Rico Aqueduct and Sewer Authority (PRASA) and University of Puerto Rico (U of PR) (4)	—	1	—	—	$1	1
Total Other	84	7	18	—	109	115
Total exposure to Puerto Rico	$584	$242	$293	$(14)	$1,105	$1,121

1)    Net par outstanding eliminations relate to second-to-pay policies under which an Assured Guaranty insurance subsidiary guarantees an obligation already insured by another Assured Guaranty insurance subsidiary.
2)    A substantial portion of the Company’s Puerto Rico exposure was resolved in 2022 in accordance with four orders (including orders implementing the GO/PBA Plan and HTA Plan described below) entered by the United States District Court of the District of Puerto Rico (Federal District Court of Puerto Rico) related to the Company’s exposure to all insured Puerto Rico credits experiencing payment default in 2022 except PREPA (2022 Puerto Rico Resolutions). Under the Modified Eighth Amended Title III Joint Plan of Adjustment of the Commonwealth of Puerto Rico, the Employees Retirement System of the Government of the Commonwealth of Puerto Rico, and the Puerto Rico Public Buildings Authority (GO/PBA Plan), the Company received cash, new general obligation bonds (New GO Bonds) and contingent value instruments (CVIs). In connection with the Modified Fifth Amended Title III Plan of Adjustment for PRHTA (HTA Plan) and related arrangements, the Company received cash and new bonds backed by toll revenues (Toll Bonds) from the PRHTA and CVIs from the Commonwealth of Puerto Rico.
3)    The Company’s remaining PRHTA exposures consist of insured bondholders who elected to receive custody receipts that represent an interest in the legacy insurance policy plus cash and Toll Bonds that constitute distributions under the HTA Plan, and exposures assumed from third-parties.
4)    All debt service on these insured exposures have been paid to date without any insurance claim being made on the Company.

Assured Guaranty Ltd.
Exposure to Puerto Rico (2 of 2)
As of September 30, 2023
(dollars in millions)

Amortization Schedule of Net Par Outstanding of Puerto Rico

	2023 (4Q)	2024 (1Q)	2024 (2Q)	2024 (3Q)	2024 (4Q)	2025	2026	2027	2028	2029	2030	2031	2032	2033 - 2037	2038 - 2041	Total
Defaulted Puerto Rico Exposures
PREPA	$—	$—	$—	$93	$—	$68	$105	$105	$68	$39	$44	$75	$14	$13	$—	$624
Total Defaulted	—	—	—	93	—	68	105	105	68	39	44	75	14	13	—	624
Resolved Puerto Rico Exposures
PRHTA (Transportation revenue)	—	—	—	—	—	—	—	—	—	—	—	—	—	121	123	244
PRHTA (Highway revenue)	—	—	—	—	—	—	—	—	—	—	—	—	27	101	—	128
Total Resolved	—	—	—	—	—	—	—	—	—	—	—	—	27	222	123	372
Other Puerto Rico Exposures
MFA	—	—	—	16	—	16	35	15	13	7	6	—	—	—	—	108
PRASA and U of PR	—	—	—	1	—	—	—	—	—	—	—	—	—	—	—	1
Total Other	—	—	—	17	—	16	35	15	13	7	6	—	—	—	—	109

Total	$—	$—	$—	$110	$—	$84	$140	$120	$81	$46	$50	$75	$41	$235	$123	$1,105

Amortization Schedule of Net Debt Service Outstanding of Puerto Rico

	2023 (4Q)	2024 (1Q)	2024 (2Q)	2024 (3Q)	2024 (4Q)	2025	2026	2027	2028	2029	2030	2031	2032	2033 - 2037	2038 - 2041	Total
Defaulted Puerto Rico Exposures
PREPA	$3	$12	$3	$105	$3	$92	$126	$122	$80	$47	$51	$80	$15	$14	$—	$753
Total Defaulted	3	12	3	105	3	92	126	122	80	47	51	80	15	14	—	753
Resolved Puerto Rico Exposures
PRHTA (Transportation revenue)	—	6	—	6	—	13	13	12	13	13	13	13	13	173	140	428
PRHTA (Highway revenue)	—	3	—	3	—	7	7	7	6	7	7	7	34	115	—	203
Total Resolved	—	9	—	9	—	20	20	19	19	20	20	20	47	288	140	631
Other Puerto Rico Exposures
MFA	—	3	—	19	—	20	39	17	14	8	6	—	—	—	—	126
PRASA and U of PR	—	—	—	1	—	—	—	—	—	—	—	—	—	—	—	1
Total Other	—	3	—	20	—	20	39	17	14	8	6	—	—	—	—	127

Total	$3	$24	$3	$134	$3	$132	$185	$158	$113	$75	$77	$100	$62	$302	$140	$1,511

Assured Guaranty Ltd.
U.S. RMBS Profile
As of September 30, 2023
(dollars in millions)

Distribution of U.S. RMBS by Rating and Type of Exposure

Ratings:	Prime First Lien	Alt-A First Lien	Option ARMs	Subprime First Lien	Second Lien	Total Net Par Outstanding
AAA	$9	$59	$9	$334	$3	$414
AA	8	72	7	142	171	400
A	—	—	—	2	7	9
BBB	3	—	1	33	1	38
BIG	31	195	14	610	106	956
Total exposures	$51	$326	$31	$1,121	$288	$1,817

Distribution of U.S. RMBS by Year Insured and Type of Exposure

Year insured:	Prime First Lien	Alt-A First Lien	Option ARMs	Subprime First Lien	Second Lien	Total Net Par Outstanding
2004 and prior	$8	$7	$—	$311	$10	$336
2005	21	112	14	180	44	371
2006	22	23	1	38	96	180
2007	—	184	16	562	138	900
2008	—	—	—	30	—	30
Total exposures	$51	$326	$31	$1,121	$288	$1,817

Please refer to the Glossary for an explanation of the Company's presentation of net par outstanding, internal ratings and a description of sectors.

Assured Guaranty Ltd.
Direct Pooled Corporate Obligations Profile
As of September 30, 2023
(dollars in millions)

Distribution of Direct Pooled Corporate Obligations by Ratings

	Net Par Outstanding	% of Total	Average Initial Credit Enhancement	Average Current Credit Enhancement
Ratings:
AAA	$762	81.7%	41.7%	50.5%
AA	53	5.7	41.2	52.5
A	89	9.5	37.8	47.1
BBB	29	3.1	42.0	45.4
Total exposures	$933	100.0%	41.3%	50.1%

Distribution of Direct Pooled Corporate Obligations by Asset Class

	Net Par Outstanding	% of Total	Average Initial Credit Enhancement	Average Current Credit Enhancement	Number of Transactions
Asset class:
Trust preferred
Banks and insurance	$342	36.7%	43.4%	63.3%	12
U.S. mortgage and real estate investment trusts	81	8.6	47.3	64.3	3
CLOs	510	54.7	38.9	39.0	6
Total exposures	$933	100.0%	41.3%	50.1%	21

Please refer to the Glossary for an explanation of internal ratings, performance indicators and sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (1 of 3)
(dollars in millions)

BIG Exposures by Asset Exposure Type

	As of
	September 30,	December 31,
	2023	2022
U.S. public finance:
Healthcare	$1,084	$1,085
Municipal utilities	920	1,025
Tax backed	497	889
General obligation	311	337
Transportation	108	109
Higher education	103	107
Housing revenue	70	73
Investor-owned utilities	47
Infrastructure finance	45	46
Other public finance	119	125
Total U.S. public finance	3,304	3,796
Non-U.S. public finance:
Infrastructure finance	771	911
Sovereign and sub-sovereign	47	52
Renewable energy	—	18
Total non-U.S. public finance	818	981
Total public finance	4,122	4,777

U.S. structured finance:
RMBS	956	1,010
Consumer receivables	54	60
Life insurance transactions	40	40
Other structured finance	2	5
Total U.S. structured finance	1,052	1,115
Non-U.S. structured finance:
Total non-U.S. structured finance	—	—
Total structured finance	1,052	1,115
Total BIG net par outstanding	$5,174	$5,892

Please refer to the Glossary for an explanation of the Company's presentation of net par outstanding and a description of various sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (2 of 3)
(dollars in millions)

Net Par Outstanding by BIG Category (1)

	As of
	September 30,	December 31,
	2023	2022
BIG Category 1
U.S. public finance	$1,290	$2,364
Non-U.S. public finance	818	981
U.S. structured finance	23	18
Non-U.S. structured finance	—	—
Total BIG Category 1	2,131	3,363
BIG Category 2
U.S. public finance	926	108
Non-U.S. public finance	—	—
U.S. structured finance	64	73
Non-U.S. structured finance	—	—
Total BIG Category 2	990	181
BIG Category 3
U.S. public finance	1,088	1,324
Non-U.S. public finance	—	—
U.S. structured finance	965	1,024
Non-U.S. structured finance	—	—
Total BIG Category 3	2,053	2,348
BIG Total	$5,174	$5,892

1)    Assured Guaranty's surveillance department is responsible for monitoring the Company's portfolio of credits and maintains a list of BIG credits. BIG Category 1: Below-investment-grade transactions showing sufficient deterioration to make future losses possible, but for which none are currently expected. BIG Category 2: Below-investment-grade transactions for which future losses are expected but for which no claims (other than liquidity claims which are claims that the Company expects to be reimbursed within one year) have yet been paid. BIG Category 3: Below-investment-grade transactions for which future losses are expected and on which claims (other than liquidity claims) have been paid.

Please refer to the Glossary for an explanation of the Company's internal rating approach, presentation of net par outstanding and a description of various sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (3 of 3)
As of September 30, 2023
(dollars in millions)

Public Finance and Structured Finance BIG Exposures with Revenue Sources Greater Than $50 Million

	Net Par Outstanding	Internal Rating (1)	60+ Day Delinquencies
Name or description
U.S. public finance:
ProMedica Healthcare Obligated Group, Ohio	$820	BB-
Puerto Rico Electric Power Authority	624	CCC
Puerto Rico Highways & Transportation Authority	372	CCC
OU Health (Medicine), Oklahoma	253	BB+
Jackson Water & Sewer System, Mississippi	159	BB
Puerto Rico Municipal Finance Agency	108	CCC
Stockton City, California	91	B
New Jersey City University	87	BB
Harrisburg Parking System, Pennsylvania	80	B
San Jacinto River Authority (GRP Project), Texas	62	BB+
Indiana University of Pennsylvania, Pennsylvania	55	CCC
Atlantic City, New Jersey	54	BB
Total U.S. public finance	2,765

Non-U.S. public finance:
Coventry & Rugby Hospital Company (Walsgrave Hospital) Plc	501	B+
Dartford & Gravesham NHS Trust The Hospital Company (Dartford) Plc	119	BB+
Road Management Services PLC (A13 Highway)	117	B+
Total non-U.S. public finance	737
Total public finance	3,502

U.S. structured finance:
RMBS:
Option One 2007-FXD2	109	CCC	15.1%
Option One Mortgage Loan Trust 2007-Hl1	98	CCC	25.4%
Argent Securities Inc. 2005-W4	93	CCC	10.9%
Nomura Asset Accept. Corp. 2007-1	60	CCC	18.1%
New Century 2005-A	53	CCC	13.0%
Total RMBS-U.S. structured finance	413

Total non-U.S. structured finance	—
Total structured finance	413

Total	$3,915

1)    Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of the Company's internal rating approach, presentation of net par outstanding and a description of performance indicators and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (1 of 3)
As of September 30, 2023
(dollars in millions)
50 Largest U.S. Public Finance Exposures by Revenue Source

Credit Name:	Net Par Outstanding	Internal Rating (1)
New Jersey (State of)	$2,935	BBB
Pennsylvania (Commonwealth of)	2,212	BBB+
Metro Washington Airports Authority (Dulles Toll Road)	1,649	BBB+
New York Metropolitan Transportation Authority	1,521	A-
Foothill/Eastern Transportation Corridor Agency, California	1,321	BBB+
Alameda Corridor Transportation Authority, California	1,297	BBB+
North Texas Tollway Authority	1,280	A+
Port Authority of New York and New Jersey	1,048	BBB
CommonSpirit Health, Illinois	1,000	A-
San Joaquin Hills Transportation, California	987	BBB
Lower Colorado River Authority	976	A
Yankee Stadium LLC New York City Industrial Development Authority	929	BBB
Illinois (State of)	928	BBB
San Diego Family Housing, LLC	896	AA
Municipal Electric Authority of Georgia	892	BBB+
Philadelphia School District, Pennsylvania	891	A-
Chicago Water, Illinois	877	BBB+
Montefiore Medical Center, New York	837	BBB-
ProMedica Healthcare Obligated Group, Ohio	820	BB-
Dade County Seaport, Florida	810	A-
Metropolitan Pier and Exposition Authority, Illinois	807	BBB-
Houston Airport System, Texas	783	A
Chicago Public Schools, Illinois	783	BBB-
Jefferson County Alabama Sewer	782	BBB
Great Lakes Water Authority (Sewerage), Michigan	769	A-
Pittsburgh Water & Sewer, Pennsylvania	766	A-
California (State of)	760	AA-
Wisconsin (State of)	742	A
New York Power Authority	726	AA-
Los Angeles Department of Airports (LAX Project), California	719	A-
Tucson (City of), Arizona	719	A+
Nassau County, New York	717	AA-
South Carolina Public Service Authority - Santee Cooper	715	BBB
Massachusetts (Commonwealth of) Water Resources	704	AA
New York (City of), New York	698	AA-
Central Florida Expressway Authority, Florida	698	A+
Anaheim (City of), California	670	A-
Pennsylvania Turnpike Commission	670	A-
Clark County School District, Nevada	669	A-
Philadelphia (City of), Pennsylvania	652	A-
North Carolina Turnpike Authority	636	BBB-
Chicago (City of) Wastewater Transmission, Illinois	634	BBB+
Puerto Rico Electric Power Authority	624	CCC
Mets Queens Ballpark	607	BBB
Suffolk County, New York	602	BBB+
Private Transaction	600	BBB-
Oglethorpe Power Corporation, Georgia	575	BBB
Chicago-O'Hare International Airport, Illinois	570	A-
Philadelphia Water & Wastewater, Pennsylvania	565	A
Palomar Health	551	BBB
Total top 50 U.S. public finance exposures	$44,619
1) Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (2 of 3)
As of September 30, 2023
(dollars in millions)

25 Largest U.S. Structured Finance Exposures

Credit Name:	Net Par Outstanding	Internal Rating (1)
Private US Insurance Securitization	$1,250	A+
Private US Insurance Securitization	1,100	AA
Private US Insurance Securitization	946	AA-
Private US Insurance Securitization	399	AA-
Private US Insurance Securitization	398	AA-
Private US Insurance Securitization	386	AA-
SLM Student Loan Trust 2007-A	174	AA
DB Master Finance LLC	133	BBB
Private Middle Market CLO	129	AAA
Private US Insurance Securitization	126	AA
Option One 2007-FXD2	109	CCC
CWABS 2007-4	103	A+
Private Balloon Note Guarantee	100	A
Option One Mortgage Loan Trust 2007-Hl1	98	CCC
Argent Securities Inc. 2005-W4	93	CCC
CAPCO - Excess SIPC Excess of Loss Reinsurance	63	BBB
Nomura Asset Accept. Corp. 2007-1	60	CCC
Private Other Structured Finance Transaction	60	A-
Private Balloon Note Guarantee	59	BBB
ALESCO Preferred Funding XIII, Ltd.	54	AAA
CWALT Alternative Loan Trust 2007-HY9	53	A+
New Century 2005-A	53	CCC
Alesco Preferred Funding XVI, Ltd.	52	A
SLM Student Loan Trust 2006-C	51	AA
Private Balloon Note Guarantee	50	A
Total top 25 U.S. structured finance exposures	$6,099

1)    Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (3 of 3)
As of September 30, 2023
(dollars in millions)

50 Largest Non-U.S. Exposures by Revenue Source

Credit Name:	Country	Net Par Outstanding	Internal Rating
Southern Water Services Limited	United Kingdom	$2,279	BBB
Thames Water Utilities Finance PLC	United Kingdom	1,968	BBB
Southern Gas Networks PLC	United Kingdom	1,928	BBB
Dwr Cymru Financing Limited	United Kingdom	1,722	A-
Anglian Water Services Financing PLC	United Kingdom	1,618	A-
National Grid Gas PLC	United Kingdom	1,512	BBB+
Quebec Province	Canada	1,447	AA-
Channel Link Enterprises Finance PLC	France, United Kingdom	1,195	BBB
Yorkshire Water Services Finance Plc	United Kingdom	1,037	BBB
British Broadcasting Corporation (BBC)	United Kingdom	1,013	A+
Capital Hospitals (Issuer) PLC	United Kingdom	928	BBB-
Verbund, Lease and Sublease of Hydro-Electric Equipment	Austria	903	AAA
Aspire Defence Finance plc	United Kingdom	719	BBB+
Verdun Participations 2 S.A.S.	France	686	BBB-
National Grid Company PLC	United Kingdom	678	BBB+
Severn Trent Water Utilities Finance Plc	United Kingdom	623	BBB+
Envestra Limited	Australia	593	A-
United Utilities Water PLC	United Kingdom	536	A-
Private International Sub-Sovereign Transaction	United Kingdom	533	A+
Wessex Water Services Finance Plc	United Kingdom	533	BBB+
Coventry & Rugby Hospital Company (Walsgrave Hospital) Plc	United Kingdom	502	B+
South East Water	United Kingdom	488	BBB
NewHospitals (St Helens & Knowsley) Finance PLC	United Kingdom	478	BBB+
Campania Region - Healthcare receivable	Italy	473	BBB-
North Staffordshire PFI, 32-year EIB Index-Linked Facility	United Kingdom	465	BBB-
Central Nottinghamshire Hospitals PLC	United Kingdom	462	BBB-
Derby Healthcare PLC	United Kingdom	453	BBB
Sydney Airport Finance Company	Australia	451	BBB+
The Hospital Company (QAH Portsmouth) Limited	United Kingdom	435	BBB
Heathrow Funding Limited	United Kingdom	401	BBB
University of Essex, United Kingdom	United Kingdom	379	BBB+
South West Water UK	United Kingdom	372	BBB+
International Infrastructure Pool	United Kingdom	362	AAA
International Infrastructure Pool	United Kingdom	362	AAA
International Infrastructure Pool	United Kingdom	362	AAA
South Lanarkshire Schools	United Kingdom	343	BBB
Comision Federal De Electricidad (CFE) El Cajon Project	Mexico	338	BBB-
Western Power Distribution (South West) PLC	United Kingdom	313	BBB+
University of Sussex - East Slope Residencies PLC	United Kingdom	303	BBB+
Northumbrian Water PLC	United Kingdom	303	BBB+
Private International Sub-Sovereign Transaction	United Kingdom	303	A
Catalyst Healthcare (Romford) Financing PLC	United Kingdom	303	BBB
Q Energy - Phase II - Pride Investments, S.A.	Spain	296	BBB
Japan Expressway Holding and Debt Repayment Agency	Japan	295	A+
Hypersol Solar Inversiones, S.A.U.	Spain	290	BBB
Bakethin Finance Plc	United Kingdom	277	A-
Feria Muestrario Internacional de Valencia	Spain	275	BBB-
Western Power Distribution (South Wales) PLC	United Kingdom	274	BBB+
Q Energy - Phase III - FSL Issuer, S.A.U.	Spain	267	BBB
Octagon Healthcare Funding PLC	United Kingdom	265	BBB
Total top 50 non-U.S. exposures		$33,341

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Asset Management Segment

Assured Guaranty Ltd.
Asset Management Segment Results
(dollars in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Segment revenues
Management fees	$—	$18	$35	$66
Performance fees	—	2	29	20
Foreign exchange gains (losses) on remeasurement and other income (loss)	—	1	7	2
Total segment revenues	—	21	71	88

Segment expenses
Interest expense	—	—	1	—
Employee compensation and benefit expenses	—	16	59	62
Other operating expenses	—	8	15	29
Total segment expenses	—	24	75	91
Segment adjusted operating income (loss) before income taxes	—	(3)	(4)	(3)
Less: Provision (benefit) for income taxes	—	—	(1)	—
Segment adjusted operating income (loss)	$—	$(3)	$(3)	$(3)

		As of September 30,		As of December 31,
		2023		2022

AUM		$—		$17,464

Corporate Division

Assured Guaranty Ltd.
Corporate Division Results
(dollars in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022

Revenues
Gain on sale of asset management subsidiaries	$255	$—	$255	$—
Other	4	1	8	3
Total revenues	259	1	263	3

Expenses
Interest expense	26	22	73	66
Employee compensation and benefit expenses	10	7	28	20
Other operating expenses	21	5	64	18
Total expenses	57	34	165	104
Equity in earnings (losses) of investees	—	—	—	—
Adjusted operating income (loss) before income taxes	202	(33)	98	(101)
Less: Provision (benefit) for income taxes	47	(3)	37	(3)
Adjusted operating income (loss)	$155	$(30)	$61	$(98)

Other

Assured Guaranty Ltd.
Other Results (1 of 2)
(dollars in millions)

	Three Months Ended September 30, 2023
	FG VIEs	CIVs	Intersegment Eliminations	Total Other
	(in millions)
Revenues
Net earned premiums	$(1)	$—	$—	$(1)
Net investment income	(1)	—	(2)	(3)
Fair value gains (losses) on FG VIEs	6	—	—	6
Fair value gains (losses) on CIVs	—	(4)	—	(4)
Other income (loss)	(2)	—	—	(2)
Total revenues	2	(4)	(2)	(4)
Expenses
Loss expense (benefit)	(1)	—	—	(1)
Interest expense	—	—	(2)	(2)
Total expenses	(1)	—	(2)	(3)
Equity in earnings (losses) of investees	—	(7)	—	(7)
Adjusted operating income (loss) before income taxes	3	(11)	—	(8)
Less: Provision (benefit) for income taxes	1	(3)	—	(2)
Less: Noncontrolling interests	—	2	—	2
Adjusted operating income (loss)	$2	$(10)	$—	$(8)

	Three Months Ended September 30, 2022
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
	(in millions)
Revenues
Net earned premiums	$(1)	$—	$—	$(1)
Net investment income	(1)	—	(2)	(3)
Asset management fees	—	(7)	3	(4)
Fair value gains (losses) on FG VIEs	11	—	—	11
Fair value gains (losses) on CIVs	—	8	—	8
Foreign exchange gains (losses) on remeasurement	—	2	—	2
Other income (loss)	(1)	1	—	—
Total revenues	8	4	1	13
Expenses
Loss expense (benefit)	1	—	—	1
Interest expense	—	—	(2)	(2)
Other operating expenses	—	—	3	3
Total expenses	1	—	1	2
Equity in earnings (losses) of investees	—	(9)	—	(9)
Adjusted operating income (loss) before income taxes	7	(5)	—	2
Less: Provision (benefit) for income taxes	1	—	—	1
Less: Noncontrolling interests	—	(6)	—	(6)
Adjusted operating income (loss)	$6	$1	$—	$7

Assured Guaranty Ltd.
Other Results (2 of 2)
(dollars in millions)

	Nine Months Ended September 30, 2023
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
	(in millions)
Revenues
Net earned premiums	$(3)	$—	$—	$(3)
Net investment income	(2)	—	(7)	(9)
Asset management fees	—	(25)	14	(11)
Fair value gains (losses) on FG VIEs	(2)	—	—	(2)
Fair value gains (losses) on CIVs	—	60	—	60
Foreign exchange gains (losses) on remeasurement	—	(1)	—	(1)
Other income (loss)	(3)	(3)	—	(6)
Total revenues	(10)	31	7	28
Expenses
Loss expense (benefit)	6	—	—	6
Interest expense	—	—	(7)	(7)
Other operating expenses	—	(1)	14	13
Total expenses	6	(1)	7	12
Equity in earnings (losses) of investees	—	(35)	—	(35)
Adjusted operating income (loss) before income taxes	(16)	(3)	—	(19)
Less: Provision (benefit) for income taxes	(3)	(5)	—	(8)
Less: Noncontrolling interests	—	19	—	19
Adjusted operating income (loss)	$(13)	$(17)	$—	$(30)

	Nine Months Ended September 30, 2022
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
	(in millions)
Revenues
Net earned premiums	$(3)	$—	$—	$(3)
Net investment income	(3)	—	(7)	(10)
Asset management fees	—	(29)	14	(15)
Fair value gains (losses) on FG VIEs	27	—	—	27
Fair value gains (losses) on CIVs	—	25	—	25
Foreign exchange gains (losses) on remeasurement	—	7	—	7
Other income (loss)	(2)	5	—	3
Total revenues	19	8	7	34
Expenses
Loss expense (benefit)	8	—	—	8
Interest expense	—	—	(7)	(7)
Other operating expenses	—	(1)	14	13
Total expenses	8	(1)	7	14
Equity in earnings (losses) of investees	—	15	—	15
Adjusted operating income (loss) before income taxes	11	24	—	35
Less: Provision (benefit) for income taxes	2	1	—	3
Less: Noncontrolling interests	—	25	—	25
Adjusted operating income (loss)	$9	$(2)	$—	$7

Summary

Assured Guaranty Ltd.
Summary of Financial and Statistical Data
(dollars in millions, except per share amounts)

	As of and for the Nine Months Ended September 30, 2023		Year Ended December 31,
			2022		2021		2020		2019
GAAP Summary Statements of Operations Data
Net earned premiums	$261		$494		$414		$485		$476
Net investment income	270		269		269		297		378
Total expenses	605		536		465		729		503
Income (loss) before income taxes	466		187		383		386		460
Net income (loss) attributable to AGL	363		124		389		362		402
Net income (loss) attributable to AGL per diluted share	5.99		1.92		5.23		4.19		4.00

GAAP Summary Balance Sheet Data
Total investments and cash	$8,916		$8,472		$9,728		$10,000		$10,409
Total assets	11,944		16,843		18,208		15,334		14,326
Unearned premium reserve	3,600		3,620		3,716		3,735		3,736
Loss and LAE reserve	361		296		869		1,088		1,050
Long-term debt	1,693		1,675		1,673		1,224		1,235
Shareholders’ equity attributable to AGL	5,252		5,064		6,292		6,643		6,639
Shareholders’ equity attributable to AGL per share	90.84		85.80		93.19		85.66		71.18

Other Financial Information (GAAP Basis)
Financial guaranty:
Net debt service outstanding (end of period)	$383,976		$369,951		$367,360		$366,233		$374,130
Gross debt service outstanding (end of period)	384,198		370,172		367,770		366,692		375,776
Net par outstanding (end of period)	241,833		233,258		236,392		234,153		236,807
Gross par outstanding (end of period)	242,009		233,438		236,765		234,571		238,156

Other Financial Information (Statutory Basis)(1)
Financial guaranty:
Net debt service outstanding (end of period)	$382,425		$366,883		$362,013		$360,392		$367,630
Gross debt service outstanding (end of period)	382,648		367,103		362,423		360,852		369,251
Net par outstanding (end of period)	240,169		230,294		231,742		229,008		230,984
Gross par outstanding (end of period)	240,345		230,474		232,115		229,426		232,333

Claims-paying resources(2)
Policyholders' surplus	$4,919		$5,155		$5,572		$5,077		$5,056
Contingency reserve	1,308		1,202		1,225		1,557		1,607
Qualified statutory capital	6,227		6,357		6,797		6,634		6,663
Unearned premium reserve and net deferred ceding commission income	2,910		2,941		2,972		2,983		2,961
Loss and LAE reserves	154		165		167		202		529
Total policyholders' surplus and reserves	9,291		9,463		9,936		9,819		10,153
Present value of installment premium	983		955		883		858		804
CCS and standby line of credit	400		400		400		400		400
Total claims-paying resources	$10,674		$10,818		$11,219		$11,077		$11,357

Ratios:
Net exposure to qualified statutory capital	39	:1	36	:1	34	:1	35	:1	35	:1
Capital ratio	62	:1	58	:1	53	:1	54	:1	55	:1
Financial resources ratio	36	:1	34	:1	32	:1	33	:1	32	:1
Adjusted statutory net exposure to claims-paying resources	23	:1	21	:1	21	:1	21	:1	20	:1

Par and Debt Service Written (Financial Guaranty and Specialty)
Gross debt service written:
Public finance - U.S.	$28,761		$36,954		$35,572		$33,596		$28,054
Public finance - non-U.S.	1,052		756		1,890		1,860		17,907
Structured finance - U.S.	1,102		1,120		1,319		508		1,704
Structured finance - non-U.S.	2,777		551		431		254		88
Total gross debt service written	$33,692		$39,381		$39,212		$36,218		$47,753

Net debt service written	$33,692		$39,381		$39,212		$35,965		$47,731
Net par written	20,285		22,047		26,656		23,012		24,331
Gross par written	20,285		22,047		26,656		23,265		24,353
1)    Statutory amounts prepared on a consolidated basis. The National Association of Insurance Commissioners Annual Statements for U.S. Domiciled Insurance Subsidiaries are prepared on a stand-alone basis.
2)    See page 19 for additional detail on claims-paying resources.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
Please refer to the Glossary for an explanation of the presentation of net debt service and net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Summary of GAAP to Non-GAAP Reconciliations(1) (1 of 2)
(dollars in millions, except per share amounts)

	Nine Months Ended September 30, 2023	Year Ended December 31,
		2022	2021	2020	2019
Total GWP	$221	$360	$377	$454	$677
Less: Installment GWP and other GAAP adjustments (2)	144	145	158	191	469
Upfront GWP	77	215	219	263	208
Plus: Installment premiums and other (3)	172	160	142	127	361
Total PVP	$249	$375	$361	$390	$569

PVP:
Public finance - U.S.	$129	$257	$235	$292	$201
Public finance - non-U.S.	38	68	79	82	308
Structured finance - U.S.	42	43	42	14	53
Structured finance - non-U.S.	40	7	5	2	7
Total PVP	$249	$375	$361	$390	$569

Adjusted operating income reconciliation:
Net income (loss) attributable to AGL	$363	$124	$389	$362	$402
Less pre-tax adjustments:
Realized gains (losses) on investments	(20)	(56)	15	18	22
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	109	(18)	(64)	65	(10)
Fair value gains (losses) on CCS	(35)	24	(28)	(1)	(22)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	9	(110)	(21)	42	22
Total pre-tax adjustments	63	(160)	(98)	124	12
Less tax effect on pre-tax adjustments	(10)	17	17	(18)	(1)
Adjusted operating income (loss)	$310	$267	$470	$256	$391

Adjusted operating income per diluted share reconciliation:
Net income (loss) attributable to AGL per diluted share	$5.99	$1.92	$5.23	$4.19	$4.00
Less pre-tax adjustments:
Realized gains (losses) on investments	(0.33)	(0.87)	0.20	0.21	0.22
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	1.81	(0.27)	(0.85)	0.75	(0.11)
Fair value gains (losses) on CCS	(0.58)	0.37	(0.38)	(0.01)	(0.22)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	0.14	(1.72)	(0.29)	0.49	0.21
Total pre-tax adjustments	1.04	(2.49)	(1.32)	1.44	0.10
Tax effect on pre-tax adjustments	(0.17)	0.27	0.23	(0.22)	(0.01)
Adjusted operating income (loss) per diluted share	$5.12	$4.14	$6.32	$2.97	$3.91

1)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
2)    Includes the present value of new business on installment policies discounted at the prescribed GAAP discount rates, GWP adjustments on existing installment policies due to changes in assumptions and other GAAP adjustments.
3)    Includes the present value of future premiums and fees on new business paid in installments, discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturities such as Loss Mitigation Securities. Nine months 2023 and 2022 also include the present value of future premiums and fees associated with other guaranties written by the Company that, under GAAP, are accounted for under Accounting Standards Codification (ASC) 460, Guarantees.

Assured Guaranty Ltd.
Summary of GAAP to Non-GAAP Reconciliations(1) (2 of 2)
(dollars in millions, except per share amounts)

	As of September 30, 2023	As of December 31,
		2022	2021	2020	2019
Adjusted book value reconciliation:
Shareholders’ equity attributable to AGL	$5,252	$5,064	$6,292	$6,643	$6,639
Less pre-tax adjustments:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	38	(71)	(54)	9	(56)
Fair value gains (losses) on CCS	12	47	23	52	52
Unrealized gain (loss) on investment portfolio	(609)	(523)	404	611	486
Less taxes	76	68	(72)	(116)	(89)
Adjusted operating shareholders' equity	5,735	5,543	5,991	6,087	6,246
Pre-tax adjustments:
Less: Deferred acquisition costs	158	147	131	119	111
Plus: Net present value of estimated net future revenue	190	157	160	182	206
Plus: Net deferred premium reserve on financial guaranty contracts in excess of expected loss to be expensed	3,404	3,428	3,402	3,355	3,296
Plus taxes	(612)	(602)	(599)	(597)	(590)
Adjusted book value	$8,559	$8,379	$8,823	$8,908	$9,047

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders' equity (net of tax (provision) benefit of $(1), $(4), $(5), $-, and $(2))	$4	$17	$32	$2	$7
Adjusted book value (net of tax (provision) benefit of $(1), $(3), $(3), $2, and $1)	$(2)	$11	$23	$(8)	$(4)

Adjusted book value per share reconciliation:
Shareholders' equity attributable to AGL per share	$90.84	$85.80	$93.19	$85.66	$71.18
Less pre-tax adjustments:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	0.66	(1.21)	(0.80)	0.12	(0.60)
Fair value gains (losses) on CCS	0.21	0.80	0.34	0.66	0.56
Unrealized gain (loss) on investment portfolio	(10.52)	(8.86)	5.99	7.89	5.21
Less taxes	1.31	1.15	(1.07)	(1.50)	(0.95)
Adjusted operating shareholders' equity per share	99.18	93.92	88.73	78.49	66.96
Pre-tax adjustments:
Less: Deferred acquisition costs	2.73	2.48	1.95	1.54	1.19
Plus: Net present value of estimated net future revenue	3.28	2.66	2.37	2.35	2.20
Plus: Net deferred premium reserve on financial guaranty contracts in excess of expected loss to be expensed	58.88	58.10	50.40	43.27	35.34
Plus taxes	(10.58)	(10.22)	(8.88)	(7.70)	(6.32)
Adjusted book value per share	$148.03	$141.98	$130.67	$114.87	$96.99

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders' equity per share	$0.06	$0.28	$0.47	$0.03	$0.07
Adjusted book value per share	$(0.03)	$0.19	$0.34	$(0.10)	$(0.05)

1)    See Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Glossary

Financial Guaranty Insurance
Net Par Outstanding and Internal Ratings
Net Par Outstanding is insured par exposure, net of reinsurance cessions. Unless otherwise indicated, GAAP net par outstanding amounts exclude amounts as a result of loss mitigation strategies, including securities the Company has purchased for loss mitigation purposes that are held in the investment portfolio.

Internal Rating utilizes the Company’s ratings scale, which is similar to that used by the nationally recognized statistical rating organizations; however, the ratings in the tables may not be the same as ratings assigned by any such rating agency.

Statutory Net Par and Net Debt Service Outstanding. Under statutory accounting, net par and net debt service outstanding would be reduced both when an outstanding issue is legally defeased (i.e., an issuer has legally discharged its obligations with respect to a municipal security by satisfying conditions set forth in defeasance provisions contained in transaction documents and is no longer responsible for the payment of debt service with respect to such obligations) and when such issue is economically defeased (i.e., transaction documents for a municipal security do not contain defeasance provisions but the issuer establishes an escrow account with U.S. government securities in amounts sufficient to pay the refunded bonds when due; the refunded bonds are not considered paid and continue to be outstanding under the transaction documents and the issuer remains responsible to pay debt service when due to the extent monies on deposit in the escrow account are insufficient for such purpose).

Performance Indicators
The performance information described below is obtained from third parties and/or provided by the trustee and may be subject to revision as updated or additional information is obtained:

60+ Day Delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or real estate owned divided by current collateral balance.

Average Credit Enhancement is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty’s exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Some asset classes may not have subordinated tranches so they are excluded from the weighted averages.

Sectors
Below are brief descriptions of selected types of public and structured finance obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2022.

U.S. Public Finance:
General Obligation Bonds are full faith and credit obligations that are issued by states, their political subdivisions and other municipal issuers, and are supported by the general obligation of the issuer to pay from available funds and by a pledge of the issuer to levy property taxes in an amount sufficient to provide for the full payment of the bonds.

Tax-Backed Bonds are obligations that are supported by the issuer from specific and discrete sources of taxation and tax-backed revenue bonds. Tax-backed obligations may be secured by a lien on specific pledged tax revenues, such as a gasoline or excise tax, or an income tax, or incrementally from growth in property tax revenue associated with growth in property values. These obligations also include obligations secured by special assessments levied against property owners and often benefit from issuer covenants to enforce collections of such assessments and to foreclose on delinquent properties. Lease revenue bonds typically are general fund obligations of a municipality or other governmental authority that are subject to annual appropriation or abatement; projects financed and subject to such lease payments ordinarily include real estate or equipment serving an essential public purpose.

Municipal Utility Bonds are obligations of all forms of municipal utilities, including electric, water and sewer utilities and resource recovery revenue bonds. These utilities may be organized in various forms, including municipal enterprise systems, authorities or joint action agencies.

Transportation Bonds include a wide variety of revenue-supported obligations, such as bonds for airports, ports, tunnels, municipal parking facilities, toll roads and toll bridges.

Healthcare Bonds are obligations of healthcare facilities, including community-based hospitals and systems, as well as of health maintenance organizations and long-term care facilities.

Higher Education Bonds are obligations secured by revenue collected by either public or private secondary schools, colleges and universities. Such revenue can encompass all of an institution’s revenue, including tuition and fees, or in other cases, can be specifically restricted to certain auxiliary sources of revenue or revenue relating to student accommodation.

Glossary (continued)

Sectors (continued)
Infrastructure Bonds include obligations issued by a variety of entities engaged in the financing of infrastructure projects, such as roads, airports, ports, social infrastructure and other physical assets delivering essential services supported by long-term concession arrangements with a public sector entity.

Housing Revenue Bonds are obligations relating to both single and multi-family housing, issued by states and localities, supported by cash flow and, in some cases, insurance from entities such as the Federal Housing Administration.

Investor-Owned Utility Bonds are obligations primarily issued by investor-owned utilities and include first mortgage bond obligations of for-profit electric or water utilities providing retail, industrial and commercial service, as well as sale-leaseback obligation bonds supported by such entities.

Renewable Energy Bonds are obligations backed by revenue from renewable energy sources.

Other Public Finance Bonds include other debt issued, guaranteed or otherwise supported by U.S. national or local governmental authorities, as well as student loans, revenue bonds, and obligations of some not-for-profit organizations.

Non-U.S. Public Finance:
Regulated Utility Obligations are obligations issued by government-regulated providers of essential services and commodities, including electric, water and gas utilities, supported by the rates and charges paid by the utilities’ customers. The majority of the Company’s non-U.S regulated utility business is conducted in the United Kingdom.

Infrastructure Finance Obligations are obligations issued by a variety of entities engaged in the financing of non-U.S. infrastructure projects, such as roads, airports, ports, social infrastructure, student accommodations, stadiums, and other physical assets delivering essential services supported either by long-term concession arrangements or a regulatory regime. The majority of the Company’s non-U.S. infrastructure business is conducted in the U.K.

Pooled Infrastructure Obligations are synthetic asset-backed obligations that take the form of credit default swap obligations or credit-linked notes that reference either infrastructure finance obligations or a pool of such obligations, with a defined deductible to cover credit risks associated with the referenced obligations. The Company has not entered into a pooled infrastructure transaction since 2006.

Sovereign and Sub-Sovereign Obligations primarily include obligations of local, municipal, regional or national governmental authorities or agencies outside of the United States.

Renewable Energy Bonds are obligations secured by revenues relating to renewable energy sources, typically solar or wind farms. These transactions often benefit from regulatory support in the form of regulated minimum prices for the electricity produced. The majority of the Company’s international renewable energy business is conducted in Spain.

Other Public Finance Obligations are obligations of, or backed by, local, municipal, regional or national governmental authorities or agencies not generally described in any of the other described categories.

Structured Finance:
Residential Mortgage-Backed Securities are obligations backed by first and second lien mortgage loans on residential properties. The credit quality of borrowers covers a broad range, including “prime,” “subprime” and “Alt-A.” A prime borrower is generally defined as one with strong risk characteristics as measured by factors such as payment history, credit score, and debt-to-income ratio. A subprime borrower is a borrower with higher risk characteristics. An Alt-A borrower is generally defined as a prime quality borrower that lacks certain ancillary characteristics, such as fully documented income. RMBS include home equity lines of credit, which refers to a type of residential mortgage-backed transaction backed by second-lien loan collateral. The Company has not provided insurance for RMBS in the primary market since 2008.

Life Insurance Transactions are obligations secured by the future earnings from pools of various types of insurance/reinsurance policies and income produced by invested assets.

Pooled Corporate Obligations are securities primarily backed by various types of corporate debt obligations, such as secured or unsecured bonds, bank loans or loan participations and trust preferred securities. These securities are often issued in “tranches,” with subordinated tranches providing credit support to the more senior tranches. The Company’s financial guaranty exposures generally are to the more senior tranches of these issues.

Consumer Receivables Securities are obligations backed by non-mortgage consumer receivables, such as student loans, automobile loans and leases, manufactured home loans and other consumer receivables.

Glossary (continued)

Sectors (continued)
Financial Products Business is the guaranteed investment contracts (GICs) portion of a line of business previously conducted by Assured Guaranty Municipal Holdings Inc. (AGMH) that the Company did not acquire when it purchased AGMH in 2009 from Dexia SA and that is being run off. That line of business consisted of AGMH’s guaranteed investment contracts business, its medium term notes business and the equity payment agreements associated with AGMH’s leveraged lease business. Although Dexia SA and certain of its affiliates (Dexia) assumed the liabilities related to such businesses when the Company purchased AGMH, AGM policies related to such businesses remained outstanding. Assured Guaranty is indemnified by Dexia SA and certain of its affiliates against loss from the former Financial Products Business.

Other Structured Finance Obligations are obligations backed by assets not generally described in any of the other described categories.

Specialty Business
The Company also guarantees specialty business with risk profiles similar to those of its structured finance exposures written in financial guaranty form. The Company provides such specialty insurance and reinsurance, for example, for life insurance transactions and aircraft residual value insurance transactions.

Non-GAAP Financial Measures

The Company discloses both: (i) financial measures determined in accordance with GAAP; and (ii) financial measures not determined in accordance with GAAP (non-GAAP financial measures). Financial measures identified as non-GAAP should not be considered substitutes for GAAP financial measures. The primary limitation of non-GAAP financial measures is the potential lack of comparability to financial measures of other companies, whose definitions of non-GAAP financial measures may differ from those of the Company.

The Company believes its presentation of non-GAAP financial measures provides information that is necessary for analysts to calculate their estimates of Assured Guaranty’s financial results in their research reports on Assured Guaranty and for investors, analysts and the financial news media to evaluate Assured Guaranty’s financial results.

GAAP requires the Company to consolidate entities where it is deemed to be the primary beneficiary which include:
•FG VIEs, which the Company does not own and where its exposure is limited to its obligation under the financial guaranty insurance contract, and
•CIVs in which certain subsidiaries invest.

The Company discloses the effect of FG VIE and CIV consolidation that is embedded in each non-GAAP financial measure, as applicable. The Company believes this information may also be useful to analysts and investors evaluating Assured Guaranty’s financial results. In the case of both the consolidated FG VIEs and the CIVs, the economic effect on the Company of each of the consolidated FG VIEs and CIVs is reflected primarily in the results of the Insurance segment.

Management of the Company and AGL’s Board of Directors use non-GAAP financial measures further adjusted to remove the effect of FG VIE and CIV consolidation (which the Company refers to as its core financial measures), as well as GAAP financial measures and other factors, to evaluate the Company’s results of operations, financial condition and progress towards long-term goals. The Company uses core financial measures in its decision-making process for and in its calculation of certain components of management compensation. The financial measures that the Company uses to help determine compensation are: (1) adjusted operating income, further adjusted to remove the effect of FG VIE and CIV consolidation; (2) adjusted operating shareholders’ equity, further adjusted to remove the effect of FG VIE and CIV consolidation; (3) adjusted book value per share, further adjusted to remove the effect of FG VIE and CIV consolidation; and (4) PVP.

Management believes that many investors, analysts and financial news reporters use adjusted operating shareholders’ equity and/or adjusted book value, each further adjusted to remove the effect of FG VIE and CIV consolidation, as the principal financial measures for valuing AGL’s current share price or projected share price and also as the basis of their decision to recommend, buy or sell AGL’s common shares. Management also believes that many of the Company’s fixed income investors also use adjusted operating shareholders’ equity, further adjusted to remove the effect of FG VIE and CIV consolidation, to evaluate the Company’s capital adequacy.

Adjusted operating income, further adjusted for the effect of FG VIE and CIV consolidation, enables investors and analysts to evaluate the Company’s financial results in comparison with the consensus analyst estimates distributed publicly by financial databases.

The following paragraphs define each non-GAAP financial measure disclosed by the Company and describe why it is useful. To the extent there is a directly comparable GAAP financial measure, a reconciliation of the non-GAAP financial measure and the most directly comparable GAAP financial measure is presented within this financial supplement.

Adjusted Operating Income: Management believes that adjusted operating income is a useful measure because it clarifies the understanding of the operating results of the Company. Adjusted operating income is defined as net income (loss) attributable to AGL, as reported under GAAP, adjusted for the following:

1)    Elimination of realized gains (losses) on the Company’s investments, except for gains and losses on securities classified as trading. The timing of realized gains and losses, which depends largely on market credit cycles, can vary considerably across periods. The timing of sales is largely subject to the Company’s discretion and influenced by market opportunities, as well as the Company’s tax and capital profile.

2)    Elimination of non-credit impairment-related unrealized fair value gains (losses) on credit derivatives that are recognized in net income, which is the amount of unrealized fair value gains (losses) in excess of the present value of the expected estimated economic credit losses, and non-economic payments. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, the Company’s credit spreads, and other market factors and are not expected to result in an economic gain or loss.

Non-GAAP Financial Measures (continued)

3)    Elimination of fair value gains (losses) on the Company’s CCS that are recognized in net income. Such amounts are affected by changes in market interest rates, the Company’s credit spreads, price indications on the Company’s publicly traded debt and other market factors and are not expected to result in an economic gain or loss.

4)    Elimination of foreign exchange gains (losses) on remeasurement of net premium receivables and loss and LAE reserves that are recognized in net income. Long-dated receivables and loss and LAE reserves represent the present value of future contractual or expected cash flows. Therefore, the current period’s foreign exchange remeasurement gains (losses) are not necessarily indicative of the total foreign exchange gains (losses) that the Company will ultimately recognize.

5)    Elimination of the tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

Adjusted Operating Shareholders’ Equity and Adjusted Book Value: Management believes that adjusted operating shareholders’ equity is a useful measure because it excludes the fair value adjustments on investments, credit derivatives and CCS that are not expected to result in economic gain or loss.

Adjusted operating shareholders’ equity is defined as shareholders’ equity attributable to AGL, as reported under GAAP, adjusted for the following:

1)    Elimination of non-credit impairment-related unrealized fair value gains (losses) on credit derivatives, which is the amount of unrealized fair value gains (losses) in excess of the present value of the expected estimated economic credit losses, and non-economic payments. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, credit spreads and other market factors and are not expected to result in an economic gain or loss.

2)    Elimination of fair value gains (losses) on the Company’s CCS. Such amounts are affected by changes in market interest rates, the Company’s credit spreads, price indications on the Company’s publicly traded debt, and other market factors and are not expected to result in an economic gain or loss.

3)    Elimination of unrealized gains (losses) on the Company’s investments that are recorded as a component of accumulated other comprehensive income (AOCI). The AOCI component of the fair value adjustment on the investment portfolio is not deemed economic because the Company generally holds these investments to maturity and therefore would not recognize an economic gain or loss.

4)     Elimination of the tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

Management uses adjusted book value, further adjusted to remove the effect of FG VIE and CIV consolidation, to measure the intrinsic value of the Company, excluding franchise value. Adjusted book value per share, further adjusted for FG VIE and CIV consolidation (core adjusted book value), is one of the key financial measures used in determining the amount of certain long-term compensation elements to management and employees and used by rating agencies and investors. Management believes that adjusted book value is a useful measure because it enables an evaluation of the Company’s in-force premiums and revenues net of expected losses. Adjusted book value is adjusted operating shareholders’ equity, as defined above, further adjusted for the following:

1)    Elimination of deferred acquisition costs, net. These amounts represent net deferred expenses that have already been paid or accrued and will be expensed in future accounting periods.

2)    Addition of the net present value of estimated net future revenue. See below.

3)    Addition of the deferred premium revenue on financial guaranty contracts in excess of expected loss to be expensed, net of reinsurance. This amount represents the present value of the expected future net earned premiums, net of the present value of expected losses to be expensed, which are not reflected in GAAP equity.

4)     Elimination of the tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

The unearned premiums and revenues included in adjusted book value will be earned in future periods, but actual earnings may differ materially from the estimated amounts used in determining current adjusted book value due to changes in foreign exchange rates, prepayment speeds, terminations, credit defaults and other factors.

Non-GAAP Financial Measures (continued)

Adjusted Operating Return on Equity (Adjusted Operating ROE): Adjusted Operating ROE represents adjusted operating income for a specified period divided by the average of adjusted operating shareholders’ equity at the beginning and the end of that period. Management believes that adjusted operating ROE is a useful measure to evaluate the Company’s return on invested capital. Many investors, analysts and members of the financial news media use adjusted operating ROE, adjusted for VIE consolidation, to evaluate AGL’s share price and as the basis of their decision to recommend, buy or sell the AGL common shares. Quarterly and year-to-date adjusted operating ROE are calculated on an annualized basis. Adjusted operating ROE, adjusted for VIE consolidation, is one of the key management financial measures used in determining the amount of certain long-term compensation to management and employees and used by rating agencies and investors.

Net Present Value of Estimated Net Future Revenue: Management believes that this amount is a useful measure because it enables an evaluation of the present value of estimated net future revenue for non-financial guaranty insurance contracts. This amount represents the net present value of estimated future revenue from these contracts (other than credit derivatives with net expected losses), net of reinsurance, ceding commissions and premium taxes.

Future installment premiums are discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than Loss Mitigation Securities. The discount rate is recalculated annually and updated as necessary. Net present value of estimated future revenue for an obligation may change from period to period due to a change in the discount rate or due to a change in estimated net future revenue for the obligation, which may change due to changes in foreign exchange rates, prepayment speeds, terminations, credit defaults or other factors that affect par outstanding or the ultimate maturity of an obligation. There is no corresponding GAAP financial measure.

PVP or Present Value of New Business Production: Management believes that PVP is a useful measure because it enables the evaluation of the value of new business production in the Insurance segment by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period as well as additional installment premiums and fees on existing contracts (which may result from supplements or fees or from the issuer not calling an insured obligation the Company projected would be called), regardless of form, which management believes GAAP gross written premiums and changes in fair value of credit derivatives do not adequately measure. PVP in respect of contracts written in a specified period is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums.

Future installment premiums are discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. The discount rate is recalculated annually and updated as necessary. Under GAAP, financial guaranty installment premiums are discounted at a risk-free rate. Additionally, under GAAP, management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be based upon a shorter period of time than the contractual term of the transaction.

Actual installment premiums may differ from those estimated in the Company’s PVP calculation due to factors including, but not limited to, changes in foreign exchange rates, prepayment speeds, terminations, credit defaults or other factors that affect par outstanding or the ultimate maturity of an obligation.

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08
Bermuda
(441) 279-5705
www.assuredguaranty.com

Contacts:

Equity and Fixed Income Investors:
Robert Tucker
Senior Managing Director, Investor Relations and Corporate Communications
(212) 339-0861
rtucker@agltd.com

Michael Walker
Managing Director, Fixed Income Investor Relations
(212) 261-5575
mwalker@agltd.com

Andre Thomas
Managing Director, Equity Investor Relations
(212) 339-3551
athomas@agltd.com

Media:
Ashweeta Durani
Vice President, Media Relations
(212) 408-6042
adurani@agltd.com